                                                                       Exhibit 2


                           SHARE PURCHASE AGREEMENT

                                BY AND BETWEEN

                        TEMPLATE SOFTWARE HOLDING, GmbH

                                      AND

                             HEINZ-DIETER DIETRICH

                           RELATING TO THE PURCHASE

                                      OF

                            MILESTONE SOFTWARE GmbH

                           Dated as of June 27, 1997

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE AGREEMENT, dated as of the 27th day of June, 1997, is entered into by and between DRITTE ALPHA ASSET MANAGEMENT GmbH, (in the process of being renamed to TEMPLATE SOFTWARE HOLDING GmbH), a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754, ("Template Acquisitions I"), a
                                             -----------------------
subsidiary of TEMPLATE SOFTWARE, INC., a Virginia corporation ("Template") and
                                                                --------
HEINZ-DIETER DIETRICH (the "Seller"), a shareholder of MILESTONE SOFTWARE GmbH,
                            ------
a German limited liability company registered in the Commercial Register of the Local Court of Neuss, Germany, under Registration No. HRB 5476 ("Milestone").
                                                                 ---------

                                   RECITALS
                                   --------

     A. Milestone has a stated capital of DM 150,000. The Seller holds two shares in the nominal amounts of DM 27,500 and DM 25,000. Mr. Klaus-Dieter Jansen ("Jansen") also holds two shares in the nominal amounts of DM 27,500 and
         ------
DM 25,000. Until the date hereof, the remaining share in the nominal amount of DM 45,000 was held by NeSBIC III C.V. ("NeSBIC"), a Dutch limited partnership.
                                        ------
The Seller, Jansen and NeSBIC are sometimes referred to in this Agreement as a "Milestone Shareholder" and collectively, as the "Milestone Shareholders." The
 ---------------------                            -----------------------
shares held by the Milestone Shareholders represent all of the issued and outstanding equity interests of Milestone and are referred to herein as the "Milestone Shares."
 ----------------

     B. Template Acquisitions I has purchased and acquired all of the Milestone Shares held by NeSBIC, pursuant to a Share Purchase Agreement between Template Acquisitions I and NeSBIC of even date herewith (Notarial Deed No. 1355/1997 of the notary public Dr. Norbert Zimmermann in Dusseldorf, the "NeSBIC
                                                                          ------
Stock Purchase Agreement").
------------------------

     C. Template Acquisitions I will enter into a Share Purchase Agreement, dated as of the date hereof, with Jansen pursuant to which Template Acquisitions I will purchase all of the Milestone Shares held by Jansen (the "Jansen Share
                                                                 ------------
Purchase Agreement").
------------------

     D. Jansen will also enter into a Share Purchase Agreement, dated as of the date hereof with Template Software Geschaftsfuhrungs GmbH i.Gr., a German limited liability company in the process of incorporation and to be registered in the Commercial Register of the Local Court of Dusseldorf, Germany ("Template
                                                                       --------
Acquisitions II"), a subsidiary of  Template Acquisitions I, pursuant to which
---------------
Jansen will sell, and Template Acquisitions II will buy, 0.33 percent of the Milestone Shares held by the Milestone Shareholders from Jansen for a payment of DM 33,524 ("Template Acquisitions II Share Purchase Agreement").
            -------------------------------------------------

     E. In exchange for a payment of DM 5,280,000 (equivalent to approximately $3,273,600 applying an exchange rate of one DM per .62 United States Dollar), Template Acquisitions I has agreed to purchase, and the Seller has agreed to sell, all of the Purchased Shares (as defined in Section 2.1 below).
                                                 -----------

     F. The parties intend for the acquisition of the Purchased Shares by Template Acquisitions I to be effected upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1.  "Acquisition" shall mean the purchase of the Purchased Shares
                    -----------
as contemplated by this Agreement and the Ancillary Agreements.

     Section 1.2.  "Agreement" shall mean this Share Purchase Agreement together
                    ---------
with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.

     Section 1.3.  "Ancillary Agreements" shall mean the Jansen Share Purchase
                    --------------------
Agreement, the NeSBIC Share Purchase Agreement, the Template Acquisitions II Share Purchase Agreement, the Arbitration Agreement, the Service Agreement, the Indemnification and Escrow Agreement and the Registration Rights Agreement, together with the Exhibits and Schedules attached thereto, as amended from time to time in accordance with the terms hereof or thereof.

     Section 1.4.  "Arbitration Agreement" shall mean the Arbitration Agreement
                    ---------------------
of even date herewith to be executed in the form attached hereto as Exhibit A.
                                                                    ---------

     Section 1.5.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreement attached as Exhibit B, pursuant to which the Seller transfers the
                      ---------
Purchased Shares to Template Acquisitions I, as referred to in Article 2.2.
                                                               -----------

     Section 1.6.  "Closing" shall mean the conference held at 10:00 a.m. local
                    -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template

Acquisitions I, in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.

     Section 1.7.  "Closing Date" shall mean June 27, 1997 or such other date as
                    ------------
shall be established by mutual agreement of the parties hereto.

     Section 1.8.  "DM" shall mean Deutsche Marks, the official currency of the
                    --
Republic of Germany.

     Section 1.9.  "GAAP" shall mean the generally accepted accounting
                    ----
principles, as in effect in the Republic of Germany at the time of the preparation of the subject financial statement.

     Section 1.10.  "Indemnification and Escrow Agreement" shall mean the
                     ------------------------------------
Indemnification and Escrow Agreement of even date herewith, by and among Template Acquisitions I, Template Acquisitions II, the Seller, Jansen and the Escrow Agent (as defined therein), to be executed in the form attached hereto as Exhibit D, pursuant to which a cash amount equal to $626,400 (equivalent to
---------
approximately DM 1,010,323 applying an exchange rate of one DM per .62 United States Dollar) (the "Escrow Amount") will be held in escrow for a period of one
                     -------------
(1) year following the Closing to secure any obligation of Seller or Jansen under the Indemnification and Escrow Agreement.

     Section 1.11.  "Intangible Assets" shall mean the patents, copyrights,
                     -----------------
trade names, service marks, logos, slogans and promotional materials listed on
Schedule 3.16, and any registrations or applications for registration of any of
-------------
the same, together with associated good will.

     Section 1.12.  "Jansen" shall have the meaning given such term in the
                     ------
Recitals above.

     Section 1.13.  "Jansen Share Purchase Agreement" shall have the meaning
                     -------------------------------
given such term in the Recitals above.

     Section 1.14.  "Knowledge" as to any party hereto shall mean the actual
                     ---------
knowledge of such party (or its officers or directors) after due investigation.

     Section 1.15.  "Licenses" shall mean the licenses, permits, authorizations,
                     --------
qualifications, orders, franchises, certificates, consents and approvals issued to Milestone by any governmental or regulatory agency or authority, including, without limitation, any of the foregoing issued or used in connection with the development, marketing and distribution of the products identified on Schedule
                                                                      --------
3.19 hereto.
----

     Section 1.16.  "Material Adverse Effect" shall mean, with respect to any
                     -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.

     Section 1.17.  "Milestone" shall have the meaning given such term in the
                     ---------
Preamble above.

     Section 1.18.  "Milestone Shares" shall have the meaning given such term in
                     ----------------
the Recitals above.

     Section 1.19.  "Milestone Shareholder(s)" shall have the meaning given such
                     ------------------------
term in the Recitals above.

     Section 1.20.  "NeSBIC" shall have the meaning given such term in the
                     ------
Recitals above.

     Section 1.21.  "NeSBIC Share Purchase Agreement" shall have the meaning
                     -------------------------------
given such term in the Recitals above.

     Section 1.22.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.

     Section 1.23.  "Registration Rights Agreement" shall mean the Registration
                     -----------------------------
Rights Agreement of even date herewith by and among Template, the Seller and Jansen to be executed in the form attached as Exhibit E.
                                              ---------

     Section 1.24.  "Seller" shall have the meaning given such term in the
                     ------
Preamble above.

     Section 1.25.  "Seller Escrow Amount" shall mean $375,840 (approximately DM
                     --------------------
606,193 applying the exchange rate of one DM per .62 United States Dollar).

     Section 1.26.  "Service Agreement" shall mean the service agreement of even
                     -----------------
date herewith, between Milestone and the Seller, to be executed in the form attached hereto as Exhibit C.
                   ---------

     Section 1.27.  "Software" shall have the meaning set forth in Section 3.17
                     --------                                      ------------
hereof.

     Section 1.28.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.

     Section 1.29. "Template Acquisitions I" shall have the meaning given such
                    -----------------------
term in the Recitals above.

     Section 1.30.  "Template Acquisitions II" shall have the meaning given such
                     ------------------------
term in the Recitals above.

     Section 1.31.  "Template Common Stock" shall mean the common stock of
                     ---------------------
Template, par value $.01 per share.

     Section 1.32.  "U.S. GAAP" shall mean the generally accepted accounting
                     ---------
principles, as in effect in the United States of America at the time of the preparation of the subject financial statement.


                                   ARTICLE 2
                   AGREEMENT FOR PURCHASE AND SALE OF SHARES

     Section 2.1.  Purchase and Sale of Milestone Shares.  Pursuant to the terms
                   -------------------------------------
and conditions of this Agreement, the Seller hereby sells to Template Acquisitions I two shares in the nominal amounts of DM 25,000 and DM 27,500 (the "Purchased Shares"). Such Purchased Shares are sold with all rights and
 ----------------
obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0.00 hours.

     Section 2.2.  Certificate of Transfer.  The Seller hereby transfers and
                   -----------------------
assigns the Purchased Shares to Template Acquisitions I in accordance with the Certificate of Transfer which is attached hereto as Exhibit B.
                                                    ---------

     Section 2.3.  Consideration.  In exchange for all of the Purchased Shares,
                   -------------
Template Acquisitions I hereby delivers the aggregate purchase price as follows:
(i) to the Seller, an amount equal to DM 4,673,807 (approximately $2,897,776 applying an exchange rate of one DM per .62 United States Dollar) (the "Cash
                                                                        ----
Consideration"); and (ii) to the Escrow Agent (as defined in the Indemnification
-------------
and Escrow Agreement), the Seller Escrow Amount.

     Section 2.4.  Additional Actions.  If, at any time after Closing, Template
                   ------------------
Acquisitions I shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Acquisitions I its right, title or interest in, to or under any of the rights, properties or assets of Milestone or otherwise carry out this Agreement, the Seller hereby agrees to execute and deliver, in the name and on behalf of Milestone, the Seller or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone, the Seller or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template Acquisitions I or otherwise to carry out this Agreement.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to Template Acquisitions I as set forth in this Article 3.
              ---------

     Section 3.1.  Organization.  Milestone is a limited liability company
                   ------------
(GmbH) duly organized and validly existing under the laws of the Republic of Germany and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Milestone is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

     Section 3.2.  Capitalization
                   --------------

          (a) Milestone's entire equity capitalization is correctly described in Item A of the Recitals. All Milestone Shares are owned by the Milestone Shareholders as set forth in Item A of the Recitals.

          (b) All of the Milestone Shares have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights, and have not been repaid in full or in part. Except as set forth on Schedule 3.2(b),
                                                                ---------------
since the Balance Sheet Date, Milestone has not declared or paid any dividend on, or declared or made any distribution with respect to the Milestone Shares.

          (c) There are no outstanding options, warrants, subscriptions or other rights to purchase or acquire any equity interest of Milestone, and there are no contracts, commitments, understandings, arrangements or restrictions by which Milestone is bound to sell or issue any equity interests or any such options, warrants or rights. The Milestone Shareholders have waived their right of first refusal under Milestone's Articles of Association and all other preemptive or similar rights, if any, in the shareholders' resolutions, a copy of which is attached hereto as Schedule 3.2(c). Milestone has delivered to
                               ---------------
Template Acquisitions I complete and correct copies of its Articles of Association dated September 19, 1989 (the "Milestone Charter Documents"),
                                           ---------------------------
currently in effect.

          (d) All shares of Milestone Stock have been issued in full compliance with the registration and qualification requirements of all applicable securities laws of the Republic of Germany, including, without limitation, anti-fraud provisions.

          (e) The corporate status of Milestone is duly reflected in the excerpt from the Commercial Register delivered by the Seller to Template Acquisitions I. All facts with respect to Milestone which must be registered in the Commercial register under applicable law have been duly filed for registration and are reflected in such excerpt.

     Section 3.3.  Subsidiaries and Affiliates.  Except as set forth on Schedule
                                                                        --------
3.3, Milestone does not own any stock or other equity securities of any other
---
GmbH or corporation and does not have any other type of ownership interest in any other GmbH, corporation, partnership, joint venture or other business organization or entity.

     Section 3.4.  Authority Relative to this Agreement.
                   ------------------------------------

          (a) The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Seller (including any applicable Ancillary Agreements) are within his power.

          (b) This Agreement and all of the other documents and instruments required hereby (including any applicable Ancillary Agreements) have been duly and validly executed and delivered by the Seller and constitute valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except to the extent that the enforcement hereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").

     Section 3.5.   Consents and Approvals; No Violations.
                    -------------------------------------

          (a)  Except as set forth on Schedule 3.5, no filing or registration
                                      ------------
with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.

          (b) Neither the execution, delivery and performance of this Agreement or the Ancillary Agreements nor the consummation of the transactions contemplated hereby or thereby by the Seller will (a) conflict with or result in any breach of any provision of the Milestone Charter Documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Seller or Milestone is a party or by which Seller or Milestone or any of their respective properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Milestone or the Seller or any of their respective properties or assets. The shareholders of Milestone have granted their consent to the transfer of the Purchased Shares under this Agreement pursuant to Section 16 of the
                                                         ----------
Articles of Association of Milestone. A copy of the shareholders' resolutions is attached as Schedule 3.2(b).
            ---------------

          (c) Milestone has obtained all requisite consents of third parties to the transactions contemplated by this Agreement, including any consent required by any Contract to a transfer of control of Milestone.

     Section 3.6.  Financial Statements.  The financial statements of Milestone
                   --------------------
(the "Milestone Financial Statements") for the fiscal year ended June 30, 1996
      ------------------------------
(the "Balance Sheet Date"), including all notes thereto, are accurate in all
      ------------------
material respects and, taken as a whole, fairly present the financial position and results of operations of Milestone as of the dates thereof and for the periods then ended. True an complete copies of the Milestone Financial Statements have been delivered by the Seller to Template Acquisitions I. The Milestone Financial Statements have been prepared in accordance with GAAP, consistently applied throughout and among the periods indicated. As of June 30, 1997, Milestone's deficit not covered by net equity (nicht durch Eigenkapital gedeckter Fehlbetrag) will not be greater than DM 1,500,000.

     Section 3.7.  Absence of Certain Events.
                   -------------------------

          (a)  Except as set forth on Schedule 3.7, since the Balance Sheet
                                      ------------
Date, Milestone has not suffered any adverse change in its business, operations or financial condition which would have a Material Adverse Effect on Milestone.

          (b)  Except as set forth on Schedule 3.7 or elsewhere herein, there
                                      ------------
has not been since the Balance Sheet Date: (i) any entry into any agreement or understanding between Milestone on the one hand, and any of their respective executive officers or key employees on the other hand, providing for the employment of any such officer or key employee or any general or material increase, outside the ordinary course of business, in the compensation, severance or termination benefits payable or to become payable by Milestone to any of their respective officers or key employees, or any increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such officer or key employee; (ii) any labor dispute which is or is expected to be material to Milestone; (iii) any entry by Milestone into any material commitment, agreement, license or transaction (including, without limitation, any borrowing or capital expenditure or sale of assets) other than in the ordinary and usual course of business; (iv) any change in the accounting methods of Milestone; (v) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the properties or businesses of Milestone; (vi) any agreement to do any of the foregoing; or (vii) any change in the financial position or operations of Milestone that would have a Material Adverse Effect.

     Section 3.8.  Litigation.  Except as set forth on Schedule 3.8, there is no
                   ----------                          ------------
action, suit, proceeding or, investigation pending or, to the Knowledge of the Seller, threatened against or relating to Milestone, at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality. Milestone is not subject to any order, judgment or decree that would materially limit the ability of Milestone to operate its business in the ordinary course.

     Section 3.9.  Employee Matters and Employee Benefit Plans.
                   -------------------------------------------

          (a) Seller has delivered to Template Acquisition I a true and complete list of all of the employees of Milestone, each such employee's title or capacity in which employed, and such employee's annual salary or wages, and a complete list and summary of Milestone's employee benefit plans including, without limitation, pension plans and any bonus compensation plans or policies. Milestone is not a party to any collective bargaining agreement or agreement with a workers' council (Betriebsrat) covering any of its employees.

          (b) Milestone has complied in all respects with all applicable statutes, regulations and orders relating to employment, wages, hours, equal employment opportunity, collective bargaining, pension, welfare and benefit plans, safety, health and the payment of social security, unemployment, workers' compensation, disability and payment and withholding of taxes, and Milestone is not in arrears with respect to any of such taxes.

     Section 3.10.  Tax Matters.
                    -----------

          (a) Neither Milestone, nor any entity to whose liabilities Milestone has succeeded, has filed or been included in a consolidated, unitary, or combined tax return with another person.

          (b)  Except as disclosed on Schedule 3.10 hereto: (a) Milestone has
                                      -------------
filed all tax returns and reports required to have been filed by or for it; (b) all material information set forth in such returns or reports is accurate and complete; (c) Milestone has paid or made adequate provision for all taxes, additions to tax, penalties, and interest payable by Milestone; (d) no unpaid tax deficiency has been asserted against or with respect to Milestone by any taxing authority; (e) Milestone has collected or withheld all amounts required to be collected or withheld by it for any taxes, and all such amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due; (f) Milestone is in compliance with, and its records contain all information and documents necessary to comply with, all applicable information reporting and tax withholding requirements; (g) the balance sheets contained in the Milestone Financial Statements fully and properly reflect, as of the dates thereof, the liabilities of Milestone for all accrued taxes, additions to tax, penalties, and interest; (h) for periods ending after the date of the most recent Milestone Financial Statements, the books and records of Milestone fully and properly reflect its liability for all accrued taxes, additions to tax, penalties, and interest; and (i) Milestone has not granted, nor is it subject to, any waiver of the period of limitations for the assessment of tax for any currently open taxable period.

          (c)  Schedule 3.10 describes all material tax elections, consents, and
               -------------
agreements affecting Milestone, and lists all types of taxes paid and tax returns filed by Milestone.

          (d) As of June 30, 1997, Milestone's loss carry-forward (after giving effect to all future adjustment resulting from tax audits) is not less than DM 1,000,000.

     Section 3.11.  Real Property.  Milestone owns no real property, nor any
                    -------------
interest therein. Schedule 3.11 contains a true and complete list of all real
                  -------------
property leased by Milestone (the "Real Property"),and all of the lease
                                   -------------
agreements pertaining thereto. True and complete copies of all such lease agreements have been delivered by the Seller to Template Acquisitions I. With respect to each such parcel of Real Property, except as set forth on Schedule
                                                                     --------
3.11, there are no pending or, to the Knowledge of the Seller, threatened
----
condemnation proceedings, lawsuits or administrative actions relating to the parcel or other matters affecting adversely the current use, occupancy or value thereof; there are no contracts for sale or leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel; and there are no parties (other than Milestone) in possession of the parcel, other than tenants under any leases or subleases listed in Schedule 3.11, who are in
                                                -------------
possession of space to which they are entitled.

     Section 3.12.  Environmental Matters. To the Knowledge of the Seller,
                    ---------------------
except as set forth on Schedule 3.12, Milestone has no material liability
                       -------------
(actual, contingent or otherwise) under applicable environmental laws.

     Section 3.13.  Insurance.  Schedule 3.13 contains a true and complete list
                    ---------   -------------
of all insurance policies (by policy number and insurer) held by Milestone relating to its business, properties and employees, including, without limitation, any (i) product liability insurance covering any Milestone products;
(ii) directors' and officers' liability insurance; (iii) errors and omissions insurance; and (iv) health, life or disability insurance covering its employees. All such insurance policies are in full force and effect and, to the Seller's Knowledge, in such amounts and provide coverage that is reasonable and customary in light of the business, operations and properties of Milestone. True and complete copies of all material insurance policies of Milestone have been delivered by Seller to Template Acquisitions I.

     Section 3.14.  Compliance with Laws.  Except as set forth on Schedule 3.14,
                    --------------------                          -------------
Milestone is not in conflict with, or in default or violation of (i) any law, regulation, order, judgment or decree applicable to Milestone or by which any of its properties are bound or affected, or (ii) any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or any other instrument or obligation to which Milestone is a party or by which Milestone, or any of its properties, is bound or affected, except for any such conflicts, defaults or violations that either (a) as set forth on
Schedule 3.14, have been waived or (b) would not, individually or in the
-------------
aggregate, have a Material Adverse Effect on Milestone.

     Section 3.15.  Absence of Undisclosed Liabilities.
                    ----------------------------------

          (a)  Except as set forth on Schedule 3.15, Milestone does not have any
                                      -------------
liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except liabilities, obligations or contingencies that are accrued or reserved against in the balance sheet of Milestone included in the Milestone Financial Statements or reflected in the notes thereto, or that were incurred after the date of such balance sheet in the ordinary course of business and consistent with past practices, and except for any such liabilities or obligations that, individually or in the aggregate, would not have a Material Adverse Effect on Milestone.

          (b)  Except as set forth on Schedule 3.15, no broker, finder or
                                      -------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with any transactions or securities offering by Milestone, or investment advice received by Milestone and all such amounts are properly reflected on the Milestone Financial Statements.

     Section 3.16.  Intangible Assets.  Schedule 3.16 contains a true and
                    -----------------
complete list of all Intangible Assets and all agreements pursuant to which Milestone licensed or authorized others to use such Intangible Assets. Except as set forth on Schedule 3.16, there are no claims, demands or proceedings
             -------------
instituted, pending or, to the Knowledge of the Seller, threatened by any third party pertaining to or challenging the rights of Milestone to use any of the Intangible Assets owned, licensed or under development by Milestone, there is no Intangible Asset owned by a third party that Milestone is using without a license to do so, and Milestone has not agreed to indemnify (other than in the ordinary course of business) any Person for or against the infringement of any Intangible Asset. Milestone does not infringe, and has not infringed in the past, on any proprietary right of any Person. All registration and renewal fees with respect to any registered Intangible Asset have been duly and timely paid.

     Section 3.17.  Software.
                    --------

          (a) The Seller has delivered to Template Acquisitions I a true and complete list of all computer software owned by Milestone and used in the operation of its business (the "Software").
                                --------

          (b) All of the Software and every severable component thereof performs in accordance with its applicable documentation and is free of material defects in programming and operation. Milestone has delivered (or made available) to Template Acquisitions I complete and accurate copies of all user and technical documentation related to the Software.

          (c) No employee of Milestone is, or is now expected to be, in default under any employment contract, agreement or arrangement relating to the Software or any noncompetition arrangement or restrictive covenant relating to the Software or its development or exploitation. The Software was developed exclusively by the employees of Milestone during such time as they were employed by Milestone. The Software does not include any inventions or developments of such employees made prior to the time that they became employees of Milestone and the Software does not include any proprietary intellectual property of any previous employer of any such employees.

          (d) All right, title and interest in and to the Software is owned by Milestone and the Software is free and clear of all liens, claims, charges, encumbrances and rights of others and is fully transferable to Template Acquisitions I, and, except as set forth on Schedule 3.17, no Person other than
                                            -------------
Milestone has any right, title or interest in or to the Software, including, without limitation, any security interest, license, contingent interest or otherwise. The development, use, sale and exploitation of the Software by Milestone does not violate any material rights of any other person, and Milestone has not received any written communication alleging such a violation. Except as set forth on Schedule 3.17, Milestone has no obligation to compensate
                       -------------
any person for the development, use, sale or exploitation of the Software and Milestone has not granted to any other person or entity any license, option or other right to develop, use, sell or exploit in any manner the Software, whether requiring the payment of royalties or not.

          (e) Milestone has kept secret the source code for, and other trade secret materials relating to, the Software and has not disclosed any of such source code or materials to any person or entity other than certain employees of Milestone. Milestone has taken all appropriate measures to protect the confidential and proprietary nature of the Software, including, without limitation, the use of confidentiality and intellectual property rights agreements with all of its employees having access to the Software source and object code. Except as set forth on Schedule 3.17, there have been no patents
                                    -------------
applied for and no copyrights
registered for any part of the Software. Except as set forth in Schedule 3.17, there are no trademark rights of any person relating to the Software.

          (f) To the Knowledge of the Seller, (i) there are no uncorrected defects in the Software; and (ii) no person is using the Software in violation of any of the rights thereto of Milestone.

     Section 3.18.  Title to Assets.  Seller has delivered to Template
                    ---------------
Acquisitions I a true and complete list of all machinery, computers, equipment, furniture and other tangible assets of Milestone (the "Tangible Assets"), which
                                                       ---------------
are material to its business as currently conducted. Except as set forth on
Schedule 3.18, Milestone has good and marketable title to the Tangible Assets,
-------------
the Intangible Assets and the Software, free of any lien, security interest or encumbrance whatsoever. The Tangible Assets are in good operating condition, subject to ordinary wear and tear, and are suitable for their intended uses.

     Section 3.19.  Licenses.  Schedule 3.19 contains a true and complete list
                    --------   -------------
of all of the Licenses. All of the Licenses are validly issued and in full force and effect and are unimpaired by any act or omission of Milestone, or any of its officers, directors or employees. Milestone has fulfilled and performed all of its obligations with respect to the Licenses and has full power and authority to operate thereunder. The Licenses constitute all of the authorizations, licenses, permits and franchises of governmental, regulatory or administrative agencies required for Milestone to conduct its business.

     Section 3.20.  Contracts.  Schedule 3.20 contains a true and complete list
                    ---------   -------------
of all material written or unwritten contracts, agreements, licenses and leases to which Milestone is a party or by which it is bound (the "Contracts"). The
                                                            ---------
Seller has delivered true and complete copies of the Contracts to Template Acquisitions I. Except as set forth on Schedule 3.20, neither Milestone, nor to
                                       -------------
the Knowledge of the Seller, any other party thereto, is in default under the terms of any Contracts. Each of the Contracts is in full force and effect and is enforceable in accordance with its terms, subject to the Enforceability Exception.

     Section 3.21.  Brokerage Fees and Commissions.  No broker, finder or
                    ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Milestone.

     Section 3.22.  Disclosure.  All documents, schedules and exhibits delivered
                    ----------
or to be delivered by or on behalf of the Seller pursuant to this Agreement, are true, complete and accurate in all material respects and all such documents are authentic, valid, subsisting and binding on the parties subscribing thereto in accordance with their terms, except as otherwise specifically set forth herein or in any exhibit hereto. No representation or warranty by the Seller to Template Acquisitions I contained in this Agreement, and no statement contained in the Schedules referred to in Article 3 hereto or any certificate
                                          ---------
furnished to Template Acquisitions I pursuant to the provisions hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein not misleading. To Seller's Knowledge there are no facts not disclosed in this Agreement which may have a Material Adverse Effect on Milestone or its business or which Seller, also taking into consideration Template Acquisitions I's specific business objectives, may reasonably be expected to disclose.

                                   ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF TEMPLATE ACQUISITIONS I

     Template Acquisitions I hereby represents and warrants to the Seller as set forth in this Article 4.
              ---------

     Section 4.1.  Organization.  Template Acquisitions I is a limited liability
                   ------------
company duly organized and validly existing under the laws of the Federal Republic of Germany, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     Section 4.2.  Authority Relative to this Agreement.  The execution,
                   ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby (including all applicable Ancillary Agreements) are within the corporate power of Template Acquisitions I. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Template Acquisitions I and no other corporate proceedings on the part of Template Acquisitions I are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby (including all applicable Ancillary Agreements) have been or will be duly and validly executed and delivered by Template Acquisitions I and constitute or will constitute valid and binding agreements of Template Acquisitions I enforceable against Template Acquisitions I in accordance with their terms, subject to the Enforceability Exception.

     Section 4.3.  Consents and Approvals; No Violations. No filing or
                   -------------------------------------
registration with, and no permit, authorization, consent or approval of, any public body or authority is necessary or required in connection with the execution and delivery of this Agreement or the Ancillary Agreements by Template Acquisitions I or for the consummation by Template Acquisitions I of the transactions contemplated by this Agreement or the Ancillary Agreements. Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement or the Ancillary Agreements nor the consummation of the transactions contemplated hereby or thereby by Template Acquisitions I will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Acquisitions I; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Acquisitions I is a party or by which Template Acquisitions I or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Acquisitions I or any of its respective properties or assets except, in the case of subsection (b) and
(c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Acquisitions I and that will not prevent or delay the transactions contemplated hereby.

     Section 4.4.  Subsidiaries and Affiliates.  Except for its ownership
                   ---------------------------
interest in Template Acquisitions II, Template Acquisitions I does not own any capital stock or other equity securities of any other corporation and does not have any other corporation and does not have any other type of ownership interest in any other corporation, partnership, joint venture or other business organization or entity.

     Section 4.5.  Brokerage Fees and Commissions.  No broker, finder or
                   ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Template Acquisitions I.

                                  ARTICLE 5
                      COVENANTS; CONCURRENT DELIVERABLES

     Section 5.1.  Public Announcements.  Template Acquisitions I and the Seller
                   --------------------
will consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the Acquisition and shall not issue any such press release or make any such public statement prior to such consultation or as to which the other party reasonably objects, except as may be required by law.

     Section 5.2.  Indemnification and Escrow Agreement.  Contemporaneously with
                   ------------------------------------
the execution and delivery hereof, the Indemnification and Escrow Agreement has been duly executed and delivered.

     Section 5.3.  Registration Rights.  Contemporaneously with the execution
                   -------------------
and delivery hereof, the Registration Rights Agreement has been duly executed and delivered.

     Section 5.4.  Arbitration Agreement.  Immediately after the execution and
                   ---------------------
delivery hereof, the Arbitration Agreement will be duly executed and delivered.

     Section 5.5.  Certificate of Transfer.  Contemporaneously with the
                   -----------------------
execution and delivery hereof, the Seller has executed and delivered to Template Acquisitions I the Certificate of Transfer.

     Section 5.6.  Service Agreement.  Immediately after the execution and
                   -----------------
delivery hereof, the Service Agreement will be duly executed and delivered.

     Section 5.7.  Stock Option Pool.  Template Acquisitions I shall cause
                   -----------------
Template to reserve up to 250,000 shares of Template Common Stock for grant to employees of Milestone pursuant to stock options granted under Template's 1996 Equity Incentive Plan. Such options will be granted with an exercise price equal to the fair market value of Template Common Stock at the time of grant and will vest over a four (4) year period. Stock options will be granted by the Compensation Committee of the Board of Directors of Template based upon recommendations of senior management of Milestone.

     Section 5.8.  Best Efforts.  Subject to the terms and conditions herein
                   ------------
provided and, with respect to Template Acquisitions I and Seller, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.9.  Noncompetition; Earn-Out.  For a period of two (2) years
                   ------------------------
after the Closing Date, Seller will not, within the territory consisting of Germany, Switzerland and Austria:

                   (i) engage in any activity (whether as equity holder (except for less than 5% equity interests in publicly traded entities), director, employee, consultant or otherwise) for any business or entity that is listed on Schedule 5.9 (and the affiliates of such entities) or any successor to
          ------------
the business of those entities by acquisition, merger or otherwise;

                   (ii) interfere with or disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between Template, or any subsidiary or affiliate of Template, and any of their customers or suppliers; or

                   (iii) offer employment to any employee of Template, or subsidiary or affiliate of Template, or solicit any such employee to accept employment elsewhere.

          (b) Seller will be eligible for a stock bonus to be determined in accordance with the following:

                   (i) If Milestone achieves net income from operations before taxes, as determined in accordance with U.S. GAAP, ("Profit") of DM
                                                            ------
2,300,000 between the period July 1, 1997 and November 30, 1997, and the Seller is employed by Milestone on November 30, 1997 or has been terminated by Milestone without cause, the bonus payable shall be equal to the number of shares of Template Common Stock equal to the quotient obtained by dividing $304,200 by the 1997 Conversion Price (as defined below);

                   (ii) If Milestone achieves Profit of DM 6,950,000 between the period December 1, 1997 and November 30, 1998, and the Seller is employed by Milestone on November 30, 1998 or has been terminated by Milestone without cause, the bonus payable shall be equal to the number of shares of Template Common Stock equal to the quotient obtained by dividing $304,200 by the 1998 Conversion Price (as defined below);

                   (iii)  the "1997 Conversion Price" shall be equal to the
                               ---------------------
lowest closing price per share of the Template Common Stock for the five trading days December 1, 2, 3, 4 and 5, 1997; and

                   (iv)   the "1998 Conversion Price" shall be equal to the
                               ---------------------
lowest closing price per share of the Template Common Stock for the five trading days December 1, 2, 3, 4 and 7, 1998.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1.  Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties made herein shall survive beyond the Closing Date for a period of three (3) years, unless a current and existing statute or law provides for a longer period in which case the claim will survive for the duration of the period as specified in the statute or law. In any case, no claim shall survive more than five (5) years. Notwithstanding the foregoing, the representations and warranties of the Seller contained in Section 3.10 shall survive until the date six months after the final and binding tax assessment for the relevant period.

     Section 6.2.  Entire Agreement; Assignment. This Agreement (a) constitutes
                   ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise; provided, however, that Template Acquisitions I may assign its rights and
--------  -------
obligations under this Agreement to any direct or indirect affiliate or subsidiary of Template Acquisitions I.

     Section 6.3.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

           if to Template Acquisitions I:

                   c/o Template Software, Inc.
                   45365 Vintage Park Plaza
                   Dulles, Virginia  20166
                   Telecopier:      (703) 318-8325
                   Attention:       Mr. E. Linwood Pearce
                                    Chief Executive Officer

           with a copy to:

                   Hunton & Williams
                   1751 Pinnacle Drive, Suite 1700
                   McLean, Virginia  22102
                   Telecopier:      (703) 714-7410
                   Attention:       Joseph W. Conroy, Esquire

           if to the Seller:

                   Mr. Heinz-Dieter Dietrich
                   Alte Landstr. 33
                   25474 Hasloh, Germany

or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 6.4.  Governing Law; Arbitration.  This Agreement and the
                   --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia, U.S.A. except for matters relating to the corporate existence and governance of Milestone and the taxation of the Seller which will be governed by the applicable German law. All disputes between the parties shall be resolved pursuant to the Arbitration Agreement.

     Section 6.5.  Descriptive Headings.  The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 6.6.  Parties of Interest.  This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 6.7.  Specific Performance.  The parties hereto agree that
                   --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 6.8.  Severability.  If any term or other provision of this
                   ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 6.9.  Expenses.  Each party shall bear the burden of its own
                   --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. The Notarial fees shall be borne by Template Acquisitions I.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the day and year first above written.


                                     TEMPLATE SOFTWARE HOLDING GmbH


                                     By:     /s/ E. Linwood Pearce
                                        --------------------------------
                                           E. Linwood Pearce
                                           Managing Director


                                     SELLER
                                     ------


                                             /s/ Heinz Dieter Dietrich
                                        ---------------------------------
                                        Heinz-Dieter Dietrich


                                   EXHIBITS
                                   --------
Exhibit A      Form of Arbitration Agreement
Exhibit B      Certificate of Transfer
Exhibit C      Form of Service Agreement
Exhibit D      Form of Indemnification and Escrow Agreement
Exhibit E      Form of Registration Rights Agreement


                              MILESTONE SCHEDULES
                              -------------------
Schedule 2.2        Declaration of share split
Schedule 3.2(b)     Dividends, Distributions and Recapitalizations
Schedule 3.2(c)     Shareholder's Resolution
Schedule 3.3        Subsidiaries
Schedule 3.5        Consents
Schedule 3.7        Absence of Certain Events
Schedule 3.8        Litigation
Schedule 3.10       Tax Matters
Schedule 3.11       Real Property
Schedule 3.12       Environmental Matters
Schedule 3.13       Insurance
Schedule 3.14       Compliance with Laws
Schedule 3.15       Absence of Undisclosed Liabilities; Outstanding
                    Brokerage Fees
Schedule 3.16       Intangible Assets
Schedule 3.17       Software Exceptions
Schedule 3.18       Tangible Assets
Schedule 3.19       Licenses
Schedule 3.20       Contracts

                       TEMPLATE ACQUISITIONS I SCHEDULES
                       ---------------------------------
Schedule 5.9        Non Compete Entities


                           SHARE PURCHASE AGREEMENT

                                BY AND BETWEEN

                        TEMPLATE SOFTWARE HOLDING, GmbH

                                      AND

                              KLAUS-DIETER JANSEN

                           RELATING TO THE PURCHASE

                                      OF

                            MILESTONE SOFTWARE GmbH

                           Dated as of June 27, 1997

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE AGREEMENT, dated as of the 27th day of June, 1997, is entered into by and between DRITTE ALPHA ASSET MANAGEMENT GmbH, (in the process of being renamed to TEMPLATE SOFTWARE HOLDING GmbH), a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754, ("Template Acquisitions I"), a
                                             -----------------------
subsidiary of TEMPLATE SOFTWARE, INC., a Virginia corporation ("Template") and
                                                                --------
KLAUS-DIETER JANSEN (the "Seller"), a shareholder of MILESTONE SOFTWARE GmbH, a
                          ------
German limited liability company registered in the Commercial Register of the Local Court of Neuss, Germany, under Registration No. HRB 5476 ("Milestone").
                                                                 ---------


                                    RECITALS
                                    --------

     A. Milestone has a stated capital of DM 150,000. The Seller holds two shares in the nominal amounts of DM 27,500 and DM 25,000. Mr. Heinz-Dieter Dietrich ("Dietrich") also holds two shares in the nominal amounts of DM 27,500
           --------
and DM 25,000. Until the date hereof, the remaining share in the nominal amount of DM 45,000 was held by NeSBIC III C.V. ("NeSBIC"), a Dutch limited
                                           ------
partnership. The Seller, Dietrich and NeSBIC are sometimes referred to in this Agreement as a "Milestone Shareholder" and collectively, as the "Milestone
                ---------------------                            ---------
Shareholders."  The shares held by the Milestone Shareholders represent all of
-------------
the issued and outstanding equity interests of Milestone and are referred to herein as the "Milestone Shares."
               ----------------

     B. Template Acquisitions I has purchased and acquired all of the Milestone Shares held by NeSBIC, pursuant to a Share Purchase Agreement between Template Acquisitions I and NeSBIC of even date herewith (Notarial Deed No. 1355/1997 of the notary public Dr. Norbert Zimmermann in Dusseldorf, the "NeSBIC
                                                                          ------
Stock Purchase Agreement").
------------------------

     C. Template Acquisitions I has entered into a Share Purchase Agreement, dated as of the date hereof, with Dietrich pursuant to which Template Acquisitions I has purchased all of the Milestone Shares held by Dietrich (Notarial Deed No. 1356/1997 of the notary public Dr. Norbert Zimmermann in Dusseldorf, the "Dietrich Share Purchase Agreement").
                 ---------------------------------

     D. The Seller will also enter into a Share Purchase Agreement, dated as of the date hereof with Template Software Geschaftsfuhrungs GmbH i.Gr., a German limited liability company in the process of incorporation and to be registered in the Commercial Register of the Local Court of Dusseldorf, Germany ("Template
                                                                       --------
Acquisitions II"), a subsidiary of Template Acquisitions I, pursuant to which
---------------
the Seller will sell, and Template Acquisitions II will buy, 0.33 percent of the Milestone Shares held by the Milestone Shareholders from the Seller for a payment of DM 33,524 ("Template Acquisitions II Share Purchase Agreement").
                       -------------------------------------------------

     E. In exchange for a payment of DM 3,486,476 (equivalent to approximately $2,161,615 applying an exchange rate of one DM per .62 United States Dollar), Template Acquisitions I has agreed to purchase, and the Seller has agreed to sell, all of the Purchased Shares (as defined in Section 2.1 below).
                                                 -----------

     F. The parties intend for the acquisition of the Purchased Shares by Template Acquisitions I to be effected upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1.  "Acquisition" shall mean the purchase of the Purchased Shares
                    -----------
as contemplated by this Agreement and the Ancillary Agreements.

     Section 1.2.  "Agreement" shall mean this Share Purchase Agreement together
                    ---------
with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.

     Section 1.3.  "Ancillary Agreements" shall mean the Dietrich Share Purchase
                    --------------------
Agreement, the NeSBIC Share Purchase Agreement, the Template Acquisitions II Share Purchase Agreement, the Arbitration Agreement, the Service Agreement, the Indemnification and Escrow Agreement and the Registration Rights Agreement, together with the Exhibits and Schedules attached thereto, as amended from time to time in accordance with the terms hereof or thereof.

     Section 1.4.  "Arbitration Agreement" shall mean the Arbitration Agreement
                    ---------------------
of even date herewith to be executed in the form attached hereto as Exhibit A.
                                                                    ---------

     Section 1.5.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreement attached as Exhibit B, pursuant to which the Seller transfers the
                      ---------
Purchased Shares to Template Acquisitions I, as referred to in Article 2.2.
                                                               -----------

     Section 1.6.  "Closing" shall mean the conference held at 10:00 a.m. local
                    -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template Acquisitions I, in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.

     Section 1.7.  "Closing Date" shall mean June 27, 1997 or such other date as
                    ------------
shall be established by mutual agreement of the parties hereto.

     Section 1.8.  "Dietrich" shall have the meaning given such term in the
                    --------
Recitals above.

     Section 1.9.  "Dietrich Share Purchase Agreement" shall have the meaning
                    ---------------------------------
given such term in the Recitals above.

     Section 1.10.  "DM" shall mean Deutsche Marks, the official currency of the
                     --
Republic of Germany.

     Section 1.11.  "GAAP" shall mean the generally accepted accounting
                     ----
principles, as in effect in the Republic of Germany at the time of the preparation of the subject financial statement.

     Section 1.12.  "Indemnification and Escrow Agreement" shall mean the
                     ------------------------------------
Indemnification and Escrow Agreement of even date herewith, by and among Template Acquisitions I, Template Acquisitions II, the Seller, Dietrich and the Escrow Agent (as defined therein), to be executed in the form attached hereto as Exhibit D, pursuant to which a cash amount equal to $626,400 (equivalent to
---------
approximately DM 1,010,323 applying an exchange rate of one DM per .62 United States Dollar) (the "Escrow Amount") will be held in escrow for a period of one
                     -------------
(1) year following the Closing to secure any obligation of Seller or Dietrich under the Indemnification and Escrow Agreement.

     Section 1.13.  "Intangible Assets" shall mean the patents, copyrights,
                     -----------------
trade names, service marks, logos, slogans and promotional materials listed on
Schedule 3.16, and any registrations or applications for registration of any of
-------------
the same, together with associated good will.

     Section 1.14.  "Knowledge" as to any party hereto shall mean the actual
                     ---------
knowledge of such party (or its officers or directors) after due investigation.

     Section 1.15.  "Licenses" shall mean the licenses, permits, authorizations,
                     --------
qualifications, orders, franchises, certificates, consents and approvals issued to Milestone by any governmental or regulatory agency or authority, including, without limitation, any of the foregoing issued or used in connection with the development, marketing and distribution of the products identified on Schedule 3.19 hereto.
                       -------------

     Section 1.16.  "Material Adverse Effect" shall mean, with respect to any
                     -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.

     Section 1.17.  "Milestone" shall have the meaning given such term in the
                     ---------
Preamble above.

     Section 1.18.  "Milestone Shares" shall have the meaning given such term in
                     ----------------
the Recitals above.

     Section 1.19.  "Milestone Shareholder(s)" shall have the meaning given such
                     ------------------------
term in the Recitals above.

     Section 1.20.  "NeSBIC" shall have the meaning given such term in the
                     ------
Recitals above.

     Section 1.21.  "NeSBIC Share Purchase Agreement" shall have the meaning
                     -------------------------------
given such term in the Recitals above.

     Section 1.22.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.

     Section 1.23.  "Registration Rights Agreement" shall mean the Registration
                     -----------------------------
Rights Agreement of even date herewith by and among Template, the Seller and Dietrich to be executed in the form attached as Exhibit E.
                                                ---------

     Section 1.24.  "Seller" shall have the meaning given such term in the
                     ------
Preamble above.

     Section 1.25.  "Seller Escrow Amount" shall mean $250,560 (approximately DM
                     --------------------
404,129 applying the exchange rate of one DM per .62 United States Dollar).

     Section 1.26.  "Service Agreement" shall mean the service agreement of even
                     -----------------
date herewith, between Milestone and the Seller, to be executed in the form attached hereto as Exhibit C.
                   ---------

     Section 1.27.  "Software" shall have the meaning set forth in Section 3.17
                     --------                                      ------------
hereof.

     Section 1.28.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.

     Section 1.29.  "Template Acquisitions I" shall have the meaning given such
                     -----------------------
term in the Recitals above.

     Section 1.30.  "Template Acquisitions II" shall have the meaning given such
                     ------------------------
term in the Recitals above.

     Section 1.31.  "Template Common Stock"  shall mean the common stock of
                     ---------------------
Template, par value $.01 per share.

     Section 1.32.  "U.S. GAAP" shall mean the generally accepted accounting
                     ---------
principles, as in effect in the United States of America at the time of the preparation of the subject financial statement.



                                   ARTICLE 2
                   AGREEMENT FOR PURCHASE AND SALE OF SHARES

     Section 2.1.  Purchase and Sale of Milestone Shares.  Pursuant to the terms
                   -------------------------------------
and conditions of this Agreement, the Seller hereby sells to Template Acquisitions I all of the following Milestone Shares held by Seller: (a) a share in the nominal amount of DM 25,000; and (b) from the share in the nominal amount of DM 27,500, a portion in the nominal amount of DM 27,000 (together (a) and
(b) above shall be referred to herein as the "Purchased Shares").  Such
                                              ----------------
Purchased Shares are sold with all rights and obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0.00 hours.

     Section 2.2.  Certificate of Transfer.  The Seller hereby transfers and
                   -----------------------
assigns the Purchased Shares to Template Acquisitions I in accordance with the Certificate of Transfer which is attached hereto as Exhibit B. The Seller
                                                    ---------
represents that Milestone has approved the split of the share of the nominal amount of DM 27,500 into two portions of DM 27,000 and DM 500 in a declaration, a copy of which is attached hereto as Schedule 2.2.
                                      ------------

     Section 2.3.  Consideration.  In exchange for all of the Purchased Shares,
                   -------------
Template Acquisitions I hereby delivers the aggregate purchase price as follows:
(i) to the Seller, an amount equal to DM 3,082,347 (approximately $1,911,055 applying an exchange rate of one DM per .62 United States Dollar) (the "Cash
                                                                        ----
Consideration"); and (ii) to the Escrow Agent (as defined in the Indemnification
-------------
and Escrow Agreement), the Seller Escrow Amount.

     Section 2.4.  Additional Actions.  If, at any time after Closing, Template
                   ------------------
Acquisitions I shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Acquisitions I its right, title or interest in, to or under any of the rights, properties or assets of Milestone or otherwise carry out this Agreement, the Seller hereby agrees to execute and deliver, in the name and on behalf of Milestone, the Seller or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone, the Seller or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template Acquisitions I or otherwise to carry out this Agreement.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to Template Acquisitions I as set forth in this Article 3.
              ---------

     Section 3.1.  Organization.  Milestone is a limited liability company
                   ------------
(GmbH) duly organized and validly existing under the laws of the Republic of Germany and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Milestone is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

     Section 3.2.  Capitalization
                   --------------

          (a) Milestone's entire equity capitalization is correctly described in Item A of the Recitals. All Milestone Shares are owned by the Milestone Shareholders as set forth in Item A of the Recitals.

          (b) All of the Milestone Shares have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights, and have not been repaid in full or in part. Except as set forth on Schedule
                                                                 --------
3.2(b), since the Balance Sheet Date, Milestone has not declared or paid any
------
dividend on, or declared or made any distribution with respect to the Milestone Shares.

          (c) There are no outstanding options, warrants, subscriptions or other rights to purchase or acquire any equity interest of Milestone, and there are no contracts, commitments, understandings, arrangements or restrictions by which Milestone is bound to sell or issue any equity interests or any such options, warrants or rights. The Milestone Shareholders have waived their right of first refusal under Milestone's Articles of Association and all other preemptive or similar rights, if any, in the shareholders' resolutions, a copy of which is attached hereto as Schedule 3.2(c). Milestone has delivered to Template
                   ---------------
Acquisitions I complete and correct copies of its Articles of Association dated September 19, 1989 (the "Milestone Charter Documents"), currently in effect.
                         ---------------------------

          (d) All shares of Milestone Stock have been issued in full compliance with the registration and qualification requirements of all applicable securities laws of the Republic of Germany, including, without limitation, anti-fraud provisions.

          (e) The corporate status of Milestone is duly reflected in the excerpt from the Commercial Register delivered by the Seller to Template Acquisitions I. All facts with respect to Milestone which must be registered in the Commercial register under applicable law have been duly filed for registration and are reflected in such excerpt.

     Section 3.3.  Subsidiaries and Affiliates.  Except as set forth on Schedule
                   ---------------------------                          --------
3.3, Milestone does not own any stock or other equity securities of any other
---
GmbH or corporation and does not have any other type of ownership interest in any other GmbH, corporation, partnership, joint venture or other business organization or entity.

     Section 3.4.  Authority Relative to this Agreement.
                   ------------------------------------

          (a) The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Seller (including any applicable Ancillary Agreements) are within his power.

          (b) This Agreement and all of the other documents and instruments required hereby (including any applicable Ancillary Agreements) have been duly and validly executed and delivered by the Seller and constitute valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except to the extent that the enforcement hereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").
                                          ------------------------

     Section 3.5.  Consents and Approvals; No Violations.
                   -------------------------------------

          (a)  Except as set forth on Schedule 3.5, no filing or registration
                                      ------------
with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.

          (b) Neither the execution, delivery and performance of this Agreement or the Ancillary Agreements nor the consummation of the transactions contemplated hereby or thereby by the Seller will (a) conflict with or result in any breach of any provision of the Milestone Charter Documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Seller or Milestone is a party or by which Seller or Milestone or any of their respective properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Milestone or the Seller or any of their respective properties or assets. The shareholders of Milestone have granted their consent to the transfer of the Purchased Shares under this Agreement pursuant to Section 16 of
                                                                  ----------
the Articles of Association of Milestone. A copy of the shareholders' resolution is attached as Schedule 3.2(b).
                          ---------------

          (c) Milestone has obtained all requisite consents of third parties to the transactions contemplated by this Agreement, including any consent required by any Contract to a transfer of control of Milestone.

     Section 3.6.  Financial Statements.  The financial statements of Milestone
                   --------------------
(the "Milestone Financial Statements") for the fiscal year ended June 30, 1996
      ------------------------------
(the "Balance Sheet Date"), including all notes thereto, are accurate in all
      ------------------
material respects and, taken as a whole, fairly present the financial position and results of operations of Milestone as of the dates thereof and for the periods then ended. True an complete copies of the Milestone Financial Statements have been delivered by the Seller to Template Acquisitions I. The Milestone Financial Statements have been prepared in accordance with GAAP, consistently applied throughout and among the periods indicated. As of June 30, 1997, Milestone's deficit not covered by net equity (nicht durch Eigenkapital gedeckter Fehlbetrag) will not be greater than DM 1,500,000.

     Section 3.7.  Absence of Certain Events.
                   -------------------------

          (a)  Except as set forth on Schedule 3.7, since the Balance Sheet
                                      ------------
Date, Milestone has not suffered any adverse change in its business, operations or financial condition which would have a Material Adverse Effect on Milestone.

          (b)  Except as set forth on Schedule 3.7, or elsewhere herein, there
                                      ------------
has not been since the Balance Sheet Date: (i) any entry into any agreement or understanding between Milestone on the one hand, and any of their respective executive officers or key employees on the other hand, providing for the employment of any such officer or key employee or any general or material increase outside the ordinary course of business in the compensation, severance or termination benefits payable or to become payable by Milestone to any of their respective officers or key employees, or any increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such officer or key employee; (ii) any labor dispute which is or is expected to be material to Milestone; (iii) any entry by Milestone into any material commitment, agreement, license or transaction (including, without limitation, any borrowing or capital expenditure or sale of assets) other than in the ordinary and usual course of business; (iv) any change in the accounting methods of Milestone; (v) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the properties or businesses of Milestone; (vi) any agreement to do any of the foregoing; or (vii) any change in the financial position or operations of Milestone that would have a Material Adverse Effect.

     Section 3.8.  Litigation.  Except as set forth on Schedule 3.8, there is no
                   ----------                          ------------
action, suit, proceeding or, investigation pending or, to the Knowledge of the Seller, threatened against or relating to Milestone, at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality. Milestone is not subject to any order, judgment or decree that would materially limit the ability of Milestone to operate its business in the ordinary course.

     Section 3.9.  Employee Matters and Employee Benefit Plans.
                   -------------------------------------------

          (a) Seller has delivered to Template Acquisition I a true and complete list of all of the employees of Milestone, each such employee's title or capacity in which employed, and such employee's annual salary or wages, and a complete list and summary of Milestone's employee benefit plans including, without limitation, pension plans and any bonus compensation plans or policies. Milestone is not a party to any collective bargaining agreement or agreement with a workers' council (Betriebsrat) covering any of its employees.

          (b) Milestone has complied in all respects with all applicable statutes, regulations and orders relating to employment, wages, hours, equal employment opportunity, collective bargaining, pension, welfare and benefit plans, safety, health and the payment of social security, unemployment, workers' compensation, disability and payment and withholding of taxes, and Milestone is not in arrears with respect to any of such taxes.

     Section 3.10.  Tax Matters.
                    -----------

          (a) Neither Milestone, nor any entity to whose liabilities Milestone has succeeded, has filed or been included in a consolidated, unitary, or combined tax return with another person.


          (b)  Except as disclosed on Schedule 3.10 hereto: (a) Milestone has
                                      -------------
filed all tax returns and reports required to have been filed by or for it; (b) all material information set forth in such returns or reports is accurate and complete; (c) Milestone has paid or made adequate provision for all taxes, additions to tax, penalties, and interest payable by Milestone; (d) no unpaid tax deficiency has been asserted against or with respect to Milestone by any taxing authority; (e) Milestone has collected or withheld all amounts required to be collected or withheld by it for any taxes, and all such amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due; (f) Milestone is in compliance with, and its records contain all information and documents necessary to comply with, all applicable information reporting and tax withholding requirements; (g) the balance sheets contained in the Milestone Financial Statements fully and properly reflect, as of the dates thereof, the liabilities of Milestone for all accrued taxes, additions to tax, penalties, and interest; (h) for periods ending after the date of the most recent Milestone Financial Statements, the books and records of Milestone fully and properly reflect its liability for all accrued taxes, additions to tax, penalties, and interest; and (i) Milestone has not granted, nor is it subject to, any waiver of the period of limitations for the assessment of tax for any currently open taxable period.

          (c)  Schedule 3.10 describes all material tax elections, consents, and
               -------------
agreements affecting Milestone, and lists all types of taxes paid and tax returns filed by Milestone.

          (d) As of June 30, 1997, Milestone's loss carry-forward (after giving effect to all future adjustment resulting from tax audits) is not less than DM 1,000,000.

     Section 3.11.  Real Property.  Milestone owns no real property, nor any
                    -------------
interest therein.  Schedule 3.11 contains a true and complete list of all real
                   -------------
property leased by Milestone (the "Real Property"),and all of the lease
                                   -------------
agreements pertaining thereto. True and complete copies of all such lease agreements have been delivered by the Seller to Template Acquisitions I. With respect to each such parcel of Real Property, except as set forth on Schedule
                                                                     --------
3.11, there are no pending or, to the Knowledge of the Seller, threatened
----
condemnation proceedings, lawsuits or administrative actions relating to the parcel or other matters affecting adversely the current use, occupancy or value thereof; there are no contracts for sale or leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel; and there are no parties (other than Milestone) in possession of the parcel, other than tenants under any leases or subleases listed in Schedule 3.11, who are in
                                                -------------
possession of space to which they are entitled.

     Section 3.12.  Environmental Matters.  To the Knowledge of the Seller,
                    ---------------------
except as set forth on Schedule 3.12, Milestone has no material liability
                       -------------
(actual, contingent or otherwise) under applicable environmental laws.

     Section 3.13.  Insurance.  Schedule 3.13 contains a true and complete list
                    ---------   -------------
of all insurance policies (by policy number and insurer) held by Milestone relating to its business, properties and employees, including, without limitation, any (i) product liability insurance covering any Milestone products;
(ii) directors' and officers' liability insurance; (iii) errors and omissions insurance; and (iv) health, life or disability insurance covering its employees. All such insurance policies are in full force and effect and, to the Seller's Knowledge, in such amounts and provide coverage that is reasonable and customary in light of the business, operations and properties of Milestone. True and complete copies of all material insurance policies of Milestone have been delivered by Seller to Template Acquisitions I.

     Section 3.14.  Compliance with Laws. Except as set forth on Schedule 3.14,
                    --------------------                         -------------
Milestone is not in conflict with, or in default or violation of (i) any law, regulation, order, judgment or decree applicable to Milestone or by which any of its properties are bound or affected, or (ii) any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or any other instrument or obligation to which Milestone is a party or by which Milestone, or any of its properties, is bound or affected, except for any such conflicts, defaults or violations that either (a) as set forth on Schedule 3.14, have been waived or
                                           -------------
(b) would not, individually or in the aggregate, have a Material Adverse Effect on Milestone.

     Section 3.15.  Absence of Undisclosed Liabilities.
                    ----------------------------------

             (a)    Except as set forth on Schedule 3.15, Milestone does not
                                           -------------
have any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except liabilities, obligations or contingencies that are accrued or reserved against in the balance sheet of Milestone included in the Milestone Financial Statements or reflected in the notes thereto, or that were incurred after the date of such balance sheet in the ordinary course of business and consistent with past practices, and except for any such liabilities or obligations that, individually or in the aggregate, would not have a Material Adverse Effect on Milestone.


             (b)    Except as set forth on Schedule 3.15, no broker, finder or
                                           -------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with any transactions or securities offering by Milestone, or investment advice received by Milestone and all such amounts are properly reflected on the Milestone Financial Statements.

     Section 3.16.  Intangible Assets.  Schedule 3.16 contains a true and
                    -----------------
complete list of all Intangible Assets and all agreements pursuant to which Milestone licensed or authorized others to use such Intangible Assets. Except as set forth on Schedule 3.16, there are
                                                      -------------
no claims, demands or proceedings instituted, pending or, to the Knowledge of the Seller, threatened by any third party pertaining to or challenging the rights of Milestone to use any of the Intangible Assets owned, licensed or under development by Milestone, there is no Intangible Asset owned by a third party that Milestone is using without a license to do so, and Milestone has not agreed to indemnify (other than in the ordinary course of business) any Person for or against the infringement of any Intangible Asset. Milestone does not infringe, and has not infringed in the past, on any proprietary right of any Person. All registration and renewal fees with respect to any registered Intangible Asset have been duly and timely paid.


     Section 3.17.  Software.
                    --------

             (a) The Seller has delivered to Template Acquisitions I a true and complete list of all computer software owned by Milestone and used in the operation of its business (the "Software").
                                --------


             (b) All of the Software and every severable component thereof performs in accordance with its applicable documentation and is free of material defects in programming and operation. Milestone has delivered (or made available) to Template Acquisitions I complete and accurate copies of all user and technical documentation related to the Software.


             (c) No employee of Milestone is, or is now expected to be, in default under any employment contract, agreement or arrangement relating to the Software or any noncompetition arrangement or restrictive covenant relating to the Software or its development or exploitation. The Software was developed exclusively by the employees of Milestone during such time as they were employed by Milestone. The Software does not include any inventions or developments of such employees made prior to the time that they became employees of Milestone and the Software does not include any proprietary intellectual property of any previous employer of any such employees.


             (d) All right, title and interest in and to the Software is owned by Milestone and the Software is free and clear of all liens, claims, charges, encumbrances and rights of others and is fully transferable to Template Acquisitions I, and, except as set forth on Schedule 3.17, no Person other than
                                            -------------
Milestone has any right, title or interest in or to the Software, including, without limitation, any security interest, license, contingent interest or otherwise. The development, use, sale and exploitation of the Software by Milestone does not violate any material rights of any other person, and Milestone has not received any written communication alleging such a violation. Except as set forth on Schedule 3.17, Milestone has no obligation to compensate
                       -------------
any person for the development, use, sale or exploitation of the Software and Milestone has not granted to any other person or entity any license, option or other right to develop, use, sell or exploit in any manner the Software, whether requiring the payment of royalties or not.

             (e) Milestone has kept secret the source code for, and other trade secret materials relating to, the Software and has not disclosed any of such source code or materials to any person or entity other than certain employees of Milestone. Milestone has taken all appropriate measures to protect the confidential and proprietary nature of the Software, including, without limitation, the use of confidentiality and intellectual property rights agreements with all of its employees having access to the Software source and object code. Except as set forth on Schedule 3.17, there have been no patents
                                    -------------
applied for and no copyrights registered for any part of the Software. Except as set forth in Schedule 3.17, there are no trademark rights of any person relating
             -------------
to the Software.

             (f) To the Knowledge of the Seller, (i) there are no uncorrected defects in the Software; and (ii) no person is using the Software in violation of any of the rights thereto of Milestone.

     Section 3.18.  Title to Assets.  Seller has delivered to Template
                    ---------------
Acquisitions I a true and complete list of all machinery, computers, equipment, furniture and other tangible assets of Milestone (the "Tangible Assets"), which
                                                       ---------------
are material to its business as currently conducted.  Except as set forth on
Schedule 3.18, Milestone has good and marketable title to the Tangible Assets,
-------------
the Intangible Assets and the Software, free of any lien, security interest or encumbrance whatsoever. The Tangible Assets are in good operating condition, subject to ordinary wear and tear, and are suitable for their intended uses.

     Section 3.19.  Licenses.  Schedule 3.19 contains a true and complete list
                    --------   -------------
of all of the Licenses. All of the Licenses are validly issued and in full force and effect and are unimpaired by any act or omission of Milestone, or any of its officers, directors or employees. Milestone has fulfilled and performed all of its obligations with respect to the Licenses and has full power and authority to operate thereunder. The Licenses constitute all of the authorizations, licenses, permits and franchises of governmental, regulatory or administrative agencies required for Milestone to conduct its business.


     Section 3.20.  Contracts.  Schedule 3.20 contains a true and complete list
                    ---------   -------------
of all material written or unwritten contracts, agreements, licenses and leases to which Milestone is a party or by which it is bound (the "Contracts"). The
                                                            ---------
Seller has delivered true and complete copies of the Contracts to Template Acquisitions I. Except as set forth on Schedule 3.20, neither Milestone, nor to
                                        -------------
the Knowledge of the Seller, any other party thereto, is in default under the terms of any Contracts. Each of the Contracts is in full force and effect and is enforceable in accordance with its terms, subject to the Enforceability Exception.

     Section 3.21.  Brokerage Fees and Commissions.  No broker, finder or
                    ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Milestone.

     Section 3.22.  Disclosure.  All documents, schedules and exhibits delivered
                    ----------
or to be delivered by or on behalf of the Seller pursuant to this Agreement, are true, complete and accurate in all material respects and all such documents are authentic, valid, subsisting and binding on the parties subscribing thereto in accordance with their terms, except as otherwise specifically set forth herein or in any exhibit hereto. No representation or warranty by the Seller to Template Acquisitions I contained in this Agreement, and no statement contained in the Schedules referred to in Article 3 hereto or any certificate furnished to
                                ---------
Template Acquisitions I pursuant to the provisions hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein not misleading. To Seller's Knowledge there are no facts not disclosed in this Agreement which may have a Materially Adverse Effect on Milestone or its business or which Seller, also taking into consideration Template Acquisitions I's specific business objectives, may reasonably be expected to disclose.


                                   ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF TEMPLATE ACQUISITIONS I

     Template Acquisitions I hereby represents and warrants to the Seller as set forth in this Article 4.
              ---------

     Section 4.1.   Organization. Template Acquisitions I is a limited liability
                    ------------
company duly organized and validly existing under the laws of the Federal Republic of Germany, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     Section 4.2.   Authority Relative to this Agreement.  The execution,
                    ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby (including all applicable Ancillary Agreements) are within the corporate power of Template Acquisitions I. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Template Acquisitions I and no other corporate proceedings on the part of Template Acquisitions I are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby (including all applicable Ancillary Agreements) have been or will be duly and validly executed and delivered by Template Acquisitions I and constitute or will constitute valid and binding agreements of Template Acquisitions I enforceable against Template Acquisitions I in accordance with their terms, subject to the Enforceability Exception.

     Section 4.3.   Consents and Approvals; No Violations. No filing or
                    -------------------------------------
registration with, and no permit, authorization, consent or approval of, any public body or authority is necessary or required in connection with the execution and delivery of this Agreement or the Ancillary Agreements by Template Acquisitions I or for the consummation by Template Acquisitions I of the transactions contemplated by this Agreement or the Ancillary Agreements. Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement or the Ancillary Agreements nor the consummation of the transactions contemplated hereby or thereby by Template Acquisitions I will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Acquisitions I; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Acquisitions I is a party or by which Template Acquisitions I or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Acquisitions I or any of its respective properties or assets except, in the case of subsection (b) and
(c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Acquisitions I and that will not prevent or delay the transactions contemplated hereby.

     Section 4.4.   Subsidiaries and Affiliates.  Except for its ownership
                    ---------------------------
interest in Template Acquisitions II, Template Acquisitions I does not own any capital stock or other equity securities of any other corporation and does not have any other corporation and does not have any other type of ownership interest in any other corporation, partnership, joint venture or other business organization or entity.

     Section 4.5.   Brokerage Fees and Commissions.  No broker, finder or
                    ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Template Acquisitions I.

                                    ARTICLE 5
                       COVENANTS; CONCURRENT DELIVERABLES

     Section 5.1.   Public Announcements. Template Acquisitions I and the Seller
                    --------------------
will consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the Acquisition and shall not issue any such press release or make any such public statement prior to such consultation or as to which the other party reasonably objects, except as may be required by law.

     Section 5.2.   Indemnification and Escrow Agreement. Contemporaneously with
                    ------------------------------------
the execution and delivery hereof, the Indemnification and Escrow Agreement has been duly executed and delivered.

     Section 5.3.   Registration Rights.  Contemporaneously with the execution
                    -------------------
and delivery hereof, the Registration Rights Agreement has been duly executed and delivered.

     Section 5.4.   Arbitration Agreement.  Immediately after the execution and
                    ---------------------
delivery hereof, the Arbitration Agreement will be duly executed and delivered.

     Section 5.5.   Certificate of Transfer.  Contemporaneously with the
                    -----------------------
execution and delivery hereof, the Seller has executed and delivered to Template Acquisitions I the Certificate of Transfer.

     Section 5.6.   Service Agreement.  Immediately after the execution and
                    -----------------
delivery hereof,  the Service Agreement will be duly executed and delivered.

     Section 5.7.   Stock Option Pool.  Template Acquisitions I will cause
                    -----------------
Template to reserve up to 250,000 shares of Template Common Stock for grant to employees of Milestone pursuant to stock options granted under Template's 1996 Equity Incentive Plan. Such options will be granted with an exercise price equal to the fair market value of Template Common Stock at the time of grant and will vest over a four (4) year period. Stock options will be granted by the Compensation Committee of the Board of Directors of Template based upon recommendations of senior management of Milestone.

     Section 5.8.   Best Efforts.  Subject to the terms and conditions herein
                    ------------
provided and, with respect to Template Acquisitions I and Seller, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.9.   Noncompetition; Earn-Out.  For a period of two (2) years
                    ------------------------
after the Closing Date, Seller will not, within the territory consisting of Germany, Switzerland and Austria:

                    (i) engage in any activity (whether as equity holder (except for less than 5% equity interests in publicly traded entities), director, employee, consultant or otherwise)
for any business or entity that is listed on Schedule 5.9 (and the affiliates of
                                             ------------
such entities) or any successor to the business of those entities by acquisition, merger or otherwise;

                    (ii) interfere with or disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between Template, or any subsidiary or affiliate of Template, and any of their customers or suppliers; or

                    (iii) offer employment to any employee of Template, or subsidiary or affiliate of Template, or solicit any such employee to accept employment elsewhere.

             (a) Seller will be eligible for a stock bonus to be determined in accordance with the following:

                    (i) If Milestone achieves net income from operations before taxes, as determined in accordance with U.S. GAAP, ("Profit") of DM
                                                            ------
2,300,000 between the period July 1, 1997 and November 30, 1997, and the Seller is employed by Milestone on November 30, 1997 or has been terminated by Milestone without cause, the bonus payable shall be equal to the number of shares of Template Common Stock equal to the quotient obtained by dividing $202,800 by the 1997 Conversion Price (as defined below);

                    (ii) If Milestone achieves Profit of DM 6,950,000 between the period December 1, 1997 and November 30, 1998, and the Seller is employed by Milestone on November 30, 1998 or has been terminated by Milestone without cause, the bonus payable shall be equal to the number of shares of Template Common Stock equal to the quotient obtained by dividing $202,800 by the 1998 Conversion Price (as defined below);

                    (iii)  the "1997 Conversion Price" shall be equal to the
                                ---------------------
lowest closing price per share of the Template Common Stock for the five trading days December 1, 2, 3, 4 and 5, 1997; and

                    (iv)   the "1998 Conversion Price" shall be equal to the
                                ---------------------
lowest closing price per share of the Template Common Stock for the five trading days December 1, 2, 3, 4 and 7, 1998.


                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1.   Survival of Representations and Warranties.  The
                    ------------------------------------------
representations and warranties made herein shall survive beyond the Closing Date for a period of three (3) years, unless a current and existing statute or law provides for a longer period in which case the claim will survive for the duration of the period as specified in the statute or law. In any case, no claim shall survive more than five (5) years. Notwithstanding the foregoing, the representations and warranties of the Seller contained in Section 3.10 shall survive until the date six months after the final and binding tax assessment for the relevant period.

     Section 6.2.   Entire Agreement; Assignment. This Agreement (a) constitutes
                    ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise; provided, however, that Template Acquisitions I may assign its rights and
--------  -------
obligations under this Agreement to any direct or indirect affiliate or subsidiary of Template Acquisitions I.

     Section 6.3.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

          if to Template Acquisitions I:

               c/o Template Software, Inc.
               45365 Vintage Park Plaza
               Dulles, Virginia  20166
               Telecopier:  (703) 318-8325
               Attention:  Mr. E. Linwood Pearce
                           Chief Executive Officer

          with a copy to:

               Hunton & Williams
               1751 Pinnacle Drive, Suite 1700
               McLean, Virginia  22102
               Telecopier:  (703) 714-7410
               Attention:  Joseph W. Conroy, Esquire
          if to the Seller:

               Mr. Klaus-Dieter Jansen
               Rosenweg 3
               5222 Stolberg, Germany

or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 6.4.   Governing Law; Arbitration.  This Agreement and the
                    --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia, U.S.A. except for matters relating to the corporate existence and governance of Milestone and the taxation of the Seller which will be governed by the applicable German law. All disputes between the parties shall be resolved pursuant to the Arbitration Agreement.

     Section 6.5.   Descriptive Headings.  The descriptive headings herein are
                    --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 6.6.   Parties of Interest.  This Agreement shall be binding upon
                    -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 6.7    Specific Performance.  The parties hereto agree that
                    --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 6.8    Severability.  If any term or other provision of this
                    ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 6.9.   Expenses.  Each party shall bear the burden of its own
                    --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. The Notarial fees shall be borne by Template Acquisitions I.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the day and year first above written.

                                            TEMPLATE SOFTWARE HOLDING GmbH


                                            By:  /s/ E. Linwood Pearce
                                               -------------------------------
                                                E. Linwood Pearce
                                                Managing Director


                                            SELLER
                                            ------



                                                 /s/ Klaus-Dieter Jansen
                                            ------------------------------------
                                            Klaus-Dieter Jansen

                                   EXHIBITS
                                   --------

Exhibit A    Form of Arbitration Agreement
Exhibit B    Certificate of Transfer
Exhibit C    Form of Service Agreement
Exhibit D    Form of Indemnification and Escrow Agreement
Exhibit E    Form of Registration Rights Agreement

                              MILESTONE SCHEDULES
                              -------------------

Schedule 2.2      Declaration of share split
Schedule 3.2(b)   Dividends, Distributions and Recapitalizations
Schedule 3.2(c)   Shareholder's Resolution
Schedule 3.3      Subsidiaries
Schedule 3.5      Consents
Schedule 3.7      Absence of Certain Events
Schedule 3.8      Litigation
Schedule 3.10     Tax Matters
Schedule 3.11     Real Property
Schedule 3.12     Environmental Matters
Schedule 3.13     Insurance
Schedule 3.14     Compliance with Laws
Schedule 3.15     Absence of Undisclosed Liabilities; Outstanding Brokerage Fees
Schedule 3.16     Intangible Assets
Schedule 3.17     Software Exceptions
Schedule 3.18     Tangible Assets
Schedule 3.19     Licenses
Schedule 3.20     Contracts

                       TEMPLATE ACQUISITIONS I SCHEDULES
                       ---------------------------------

Schedule 4.5      Subsidiaries
Schedule 5.9      Non Compete Entities

                           SHARE PURCHASE AGREEMENT

                                BY AND BETWEEN

                        TEMPLATE SOFTWARE HOLDING GmbH

                                      AND

                                NeSBIC III C.V.




                           Dated as of June 27, 1997

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE AGREEMENT, dated as of the 27th day of June, 1997, is entered into by and between DRITTE ALPHA ASSET MANAGEMENT GmbH, (in the process of being renamed to TEMPLATE SOFTWARE HOLDING GmbH), a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754 ("Template Acquisitions") and a
                                            ---------------------
subsidiary of  Template Software, Inc., a Virginia corporation ("Template") and
                                                                 --------
NeSBIC III C.V. , a Dutch limited partnership (the "Seller"), a shareholder of
                                                    ------
MILESTONE SOFTWARE, GMBH, a German limited liability company registered in the Commercial Register of the Local Court of Neuss, Germany under Registration No. HRB 5476 ("Milestone").
           ---------


                                    RECITALS
                                    --------

     A. The Seller owns one share of Milestone in the nominal amount of DM 45,000 (the "Purchased Share").
                ---------------

     B. In exchange for DM 3,200,000 (equivalent to $1,984,000 applying an exchange rate of one DM per .62 United States Dollar), Template Acquisitions wishes to acquire all of the Purchased Share and the Seller has agreed to sell the Purchased Share to Template Acquisitions.

     C. The parties intend for the acquisition of the Purchased Share by Template Acquisitions to be effected upon the terms and subject to the conditions set forth in this Agreement.

     D. Template Acquisitions intends to acquire, directly and through a wholly-owned subsidiary, all of the issued and outstanding equity interests of Milestone, and for that purpose will enter into share purchase agreements and certain ancillary agreements with Messrs. Heinz-Dieter Dietrich and Klaus-Dieter Jansen, the other shareholders of Milestone.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
                                  DEFINITIONS

     Section 1.1.  "Acquisition Acquisition" shall mean the purchase of the
                    -----------------------
Purchased Share as contemplated by this Agreement.

     Section 1.2.  "Agreement" shall mean this Share Purchase Agreement together
                    ---------
with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.

     Section 1.3.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreements, attached as Exhibit B, pursuant to which the Seller hereby transfers
                        ---------
the Purchased Share to Template Acquisitions, in accordance with Section 2.2
                                                                 -----------
hereof.

     Section 1.4.  "Closing" shall mean the conference held at 10:00 a.m. local
                    -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template Acquisitions, in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.

     Section 1.5.  "Closing Date" shall mean June 27, 1997 or such other date as
                    ------------
shall be established by mutual agreement of the parties hereto.

     Section 1.6.  "DM" shall mean Deutsche Marks, the official currency of the
                    --
Republic of Germany.

     Section 1.7.  "Knowledge" as to any party hereto shall mean the actual
                    ---------
knowledge of such party (or its officers or directors) after due investigation.

     Section 1.8.  "Material Adverse Effect" shall mean, with respect to any
                    -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.

     Section 1.9.  "Milestone" shall have the meaning given such term in the
                    ---------
Preamble above.

     Section 1.10.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.

     Section 1.11.  "Purchased Share" shall have the meaning given such term in
                     ---------------
the Recitals above.

     Section 1.12.  "Seller" shall have the meaning given such term in the
                     ------
Preamble above.

     Section 1.13.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.

     Section 1.14  "Template Acquisitions" shall have the meaning given such
                    ---------------------
term in the Preamble above.

                                   ARTICLE 2
                   AGREEMENT FOR PURCHASE AND SALE OF SHARE


     Section 2.1.  Purchase and Sale of Purchased Share.  Pursuant to the terms
                   ------------------------------------
and conditions of this Agreement, the Seller hereby sells to Template Acquisitions the Purchased Share. The Purchased Share is sold with all rights and obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0:00 hours.

     Section 2.2.  Certificate of Transfer.  The Seller hereby transfers and
                   -----------------------
assigns the Purchased Share to Template Acquisitions in accordance with the Certificate of Transfer which is attached hereto as Exhibit A.
                                                    ---------

     Section 2.3.  Consideration.  In exchange for the Purchased Share, Template
                   -------------
Acquisitions hereby delivers to the Seller an amount equal to DM 3,200,000 ($1,984,000 applying an exchange rate of .62 DM per United States Dollar)

     Section 2.4.  Additional Actions.  If, at any time after Closing, Template
                   ------------------
Acquisitions shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Acquisitions its right, title or interest in, to or under any of the rights, properties or assets of Milestone or otherwise carry out this Agreement, the Seller hereby agrees to execute and deliver, in the name and on behalf of Milestone, the Seller or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone, the Seller or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template or otherwise to carry out this Agreement.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER


     The Seller hereby represents and warrants to Template Acquisitions as set forth in this Article 3.
              ---------

     Section 3.1.  Organization.  The Seller is a limited partnership duly
                   ------------
organized, validly existing and in good standing under the laws of the Netherlands and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.


     Section 3.2.  Title to Purchased Share. The Seller has good and marketable
                   ------------------------
title to the Purchased Share, free and clear of all liens, claims, and encumbrances. The Purchased Share is fully paid, and neither in full nor in part has it been repaid.

     Section 3.3.  Authority Relative to this Agreement.
                   ------------------------------------

            (a) The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Seller are within its power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Seller.

            (b) This Agreement and all of the other documents and instruments required hereby have been duly and validly executed and delivered by the Seller and constitute valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except to the extent that the enforcement hereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").
-------------------------

     Section 3.4.  Consents and Approvals; No Violations.
                   -------------------------------------

            (a) No filing or registration with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.

            (b) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by the Seller will (a) conflict with or result in any breach of any provision of the Seller's charter or organizational documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Seller is a party or by which it or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any of their respective properties or assets.

            (c) The Seller has obtained all requisite consents of third parties to the transactions contemplated by this Agreement, including without limitation the consent of the other shareholders of Milestone pursuant to which the shareholders waved their right of first refusal under Milestone's Articles of Association and all other preemptive or similar rights, if any. A copy of the shareholder's consent is attached as Exhibit B.
---------

     Section 3.5.  Brokerage Fees and Commissions.  No broker, finder or
                   ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

     Section 3.6.  Limitation of Liability.  In no event shall the Seller's
                   -----------------------
liability for a breach of its representations and warranties hereunder exceed DM 3,200,000 in the aggregate.

                                    ARTICLE 4
            REPRESENTATIONS AND WARRANTIES OF TEMPLATE ACQUISITIONS

     Template Acquisitions hereby represents and warrants to the Seller as set forth in this Article 4.
              ---------

     Section 4.1.  Organization.  Template Acquisitions is a limited liability
                   ------------
company (GmbH) duly organized and validly existing under the laws of the Federal Republic of Germany, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     Section 4.2.  Authority Relative to this Agreement.  The execution,
                   ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby are within the corporate power of Template Acquisitions. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Template Acquisitions, and no other corporate proceedings on the part of Template Acquisitions are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Template Acquisitions and constitute or will constitute valid and binding agreements of Template Acquisitions enforceable against Template Acquisitions in accordance with their terms, subject to the Enforceability Exception.



     Section 4.3.  Consents and Approvals; No Violations.
                   -------------------------------------


     (a) No filing or registration with, and no permit, authorization, consent or approval of, any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by Template Acquisitions or for the consummation by Template Acquisitions of the transactions contemplated by this Agreement.


     (b) Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by Template Acquisitions will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Acquisitions; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Acquisitions is a party or by which Template Acquisitions or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Acquisitions or any of its properties or assets except, in the case of subsection (b) and (c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Acquisitions and that will not prevent or delay the transactions contemplated hereby.

     Section 4.4.  Brokerage Fees and Commissions.  No broker, finder or
                    -----------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Template Acquisitions.

                                    ARTICLE 5
                       COVENANTS; CONCURRENT DELIVERABLES

     Section 5.1.  Certificate of Transfer.  Contemporaneously with the
                   -----------------------
execution and delivery hereof, the Seller has executed and delivered to Template Acquisitions the Certificate of Transfer.

     Section 5.2.  Best Efforts.  Subject to the terms and conditions herein
                   ------------
provided and, with respect to Template Acquisitions and the Seller, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1.  Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties made herein shall survive the Closing for a period of two (2) years.

     Section 6.2.  Entire Agreement; Assignment. This Agreement (a) constitutes
                   ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise; provided, however, that Template Acquisitions may assign its rights
           --------  -------
and obligations under this Agreement to any direct or indirect affiliate or subsidiary of Template Acquisitions.

     Section 6.3.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

          if to Template Acquisitions:

               c/o Template Software, Inc.
               45365 Vintage Park Plaza
               Dulles, Virginia  20166
               Telecopier:  (703) 318-8325
               Attention:  Mr. E. Linwood Pearce
                           Chief Executive Officer

          with a copy to:

               Hunton & Williams
               1751 Pinnacle Drive, Suite 1700
               McLean, Virginia  22102
               Telecopier:  (703) 714-7410
               Attention:  Joseph W. Conroy, Esquire

          if to the Seller:

               NeSBIC III C.V.
               Savannahweg 17
               NL 3542 AW
               Utrecht
               Attention:  Mr. L.W.A.M. van Doorne



or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 6.4.  Governing Law; Arbitration.  This Agreement and the
                   --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia.

     Section 6.5.  Descriptive Headings.  The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 6.6.  Parties of Interest.  This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 6.7.  Specific Performance.  The parties hereto agree that
                   --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 6.8   Severability.  If any term or other provision of this
                   ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 6.9.  Expenses.  Each party shall bear the burden of its own
                   --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. Notarial fees shall be borne by Template Acquisitions.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the day and year first above written.


                              TEMPLATE ACQUISITIONS
                              ---------------------

                              TEMPLATE SOFTWARE HOLDING GmbH


                              By:   /s/ E. Linwood Pearce
                                 ------------------------------------
                                    E. Linwood Pearce
                                    Managing Director

                              SELLER
                              ------

                              NeSBIC III C.V.

                              By: NeSBIC Venture Management B.V.
                                    Its Managing Partner
                              By:    /s/ L.W.A.N. van Doorne
                                  -----------------------------
                              Name:
                                    --------------------------------
                              Title:
                                     -------------------------------

                           SHARE PURCHASE AGREEMENT

                                BY AND BETWEEN

                TEMPLATE SOFTWARE GESCHAFTSFUHRUNGS GmbH i Gr.

                                      AND

                              KLAUS-DIETER JANSEN

                           RELATING TO THE PURCHASE

                               OF .33 PERCENT OF

                            MILESTONE SOFTWARE GmbH


                           Dated as of June 27, 1997

                           SHARE PURCHASE AGREEMENT
                           ------------------------

     THIS SHARE PURCHASE AGREEMENT, dated as of the 27th day of June, 1997, is entered into by and between TEMPLATE SOFTWARE GESCHAFTSFUHRUNGS GmbH i Gr. , a German limited liability company in the process of incorporation and to be registered in the Commercial Register of the Local Court of Dusseldorf, Germany ("Template Acquisitions II"), a subsidiary of DRITTE ALPHA ASSET MANAGEMENT GmbH
  ------------------------
(in the process of being renamed to TEMPLATE SOFTWARE HOLDING GmbH), a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754 ("Template
                                                                 --------
Acquisitions I") and  a subsidiary of  Template Software, Inc., a Virginia
--------------
corporation ("Template") and KLAUS-DIETER JANSEN (the "Seller"), a shareholder
              --------                                 ------
of MILESTONE SOFTWARE GmbH, a German limited liability company registered in the Commercial Register of the Local Court of Neuss, Germany under Registration No. HRB 5476 ("Milestone").
           ---------


                                   RECITALS
                                   --------

     A. Milestone has a stated capital of DM 150,000. The Seller holds two shares in the nominal amounts of DM 27,500 and DM 25,000. Mr. Heinz-Dieter Dietrich ("Dietrich") also holds two shares in the nominal amounts of DM 27,500
           --------
and DM 25,000. Until the date hereof, the remaining share in the nominal amount of DM 45,000 was held by NeSBIC III C.V. ("NeSBIC"), a Dutch limited
                                           ------
partnership. The Seller, Dietrich and NeSBIC are sometimes referred to in this Agreement as a "Milestone Shareholder" and collectively, as the "Milestone
                ---------------------                            ---------
Shareholders." The shares held by the Milestone Shareholders represent all of
------------
the issued and outstanding equity interests of Milestone and are referred to herein as the "Milestone Shares."
               ----------------

     B. Template Acquisitions I has purchased and acquired all of the Milestone Shares held by NeSBIC, pursuant to a Share Purchase Agreement between Template Acquisitions I and NeSBIC of even date herewith (Notarial Deed No. 1355/1997 of the notary public Dr. Norbert Zimmermann in Dusseldorf, the "NeSBIC
                                                                          ------
Stock Purchase Agreement").
------------------------

     C. Template Acquisitions I has entered into a Share Purchase Agreement, dated as of the date hereof, with Dietrich pursuant to which Template Acquisitions I has purchased and acquired all of the Milestone Shares held by Dietrich (Notarial Deed No.1356/1997 of the notary public Dr. Norbert Zimmermann in Dusseldorf, the "Dietrich Share Purchase Agreement").
                    ---------------------------------

     D. Template Acquisitions I also has entered into a Share Purchase Agreement, dated as of the date hereof, with the Seller pursuant to which Template Acquisitions I has purchased and acquired: (a) a share in the nominal amount of DM 25,000; and (b) from the share in the nominal amount of DM 27,500, a portion in the nominal amount of DM 27,000 (Notarial Deed

No. ___/1997 of the notary public Dr. Norbert Zimmermann in Dusseldorf, the "Template Acquisitions I Share Purchase Agreement").
 ------------------------------------------------

     E. In exchange for a payment of DM 33,524 (equivalent to approximately $20,785 applying an exchange rate of one DM per .62 United States Dollar), Template Acquisitions II has agreed to purchase, and the Seller has agreed to sell, a portion from the share of DM 27,500 in the nominal amount of DM 500 (the "Purchased Share").
 ---------------

     F. The parties intend for the acquisition of the Purchased Share by Template Acquisitions II to be effected upon the terms and subject to the conditions set forth in this Agreement.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the promises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1.  "Acquisition" shall mean the purchase of the Purchased Share
                    -----------
as contemplated by this Agreement.


     Section 1.2.  "Agreement" shall mean this Share Purchase Agreement together
                    ---------
with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.


     Section 1.3.  "Arbitration Agreement" shall mean the Arbitration Agreement
                    ---------------------
of even date herewith to be executed in the form attached hereto as Exhibit A.
                                                                    ---------


     Section 1.4.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreement, attached as Exhibit B, pursuant to which the Seller hereby transfers
                       ---------
the Purchased Share to Template Acquisitions II, in accordance with Section 2.2
                                                                    -----------
hereof.

     Section 1.5.  "Closing" shall mean the conference held at 10:00 a.m. local
                    -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template Acquisitions II , in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.

     Section 1.6.  "Closing Date" shall mean June 27, 1997 or such other date as
                    ------------
shall be established by mutual agreement of the parties hereto.


     Section 1.7.  "DM" shall mean Deutsche Marks, the official currency of the
                    --
Republic of Germany.


     Section 1.8.  "Knowledge" as to any party hereto shall mean the actual
                    ---------
knowledge of such party (or its officers or directors) after due investigation.


     Section 1.9.  "Material Adverse Effect" shall mean, with respect to any
                    -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.


     Section 1.10.  "Milestone" shall have the meaning given such term in the
                     ---------
Preamble above.


     Section 1.11.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.


     Section 1.12.  "Purchased Share" shall have the meaning given such term in
                     ---------------
the Recitals above.


     Section 1.13.  "Seller" shall have the meaning given such term in the
                     ------
Preamble above.


     Section 1.14.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.

     Section 1.15  "Template Acquisitions I" shall have the meaning given such
                    -----------------------
term in the Preamble above.

     Section 1.16  "Template Acquisitions II" shall have the meaning given such
                    ------------------------
term in the Preamble above.


                                   ARTICLE 2
                   AGREEMENT FOR PURCHASE AND SALE OF SHARE

     Section 2.1.  Purchase and Sale of Purchased Share.  Pursuant to the terms
                   ------------------------------------
and conditions of this Agreement, the Seller hereby sells to Template Acquisitions II the Purchased

Share. The Purchased Share is sold with all rights and obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0:00 hours.


     Section 2.2.  Transfer.  The Seller hereby transfers and assigns the
                   --------
Purchased Share to Template Acquisitions II in accordance with the Certificate of Transfer which is attached hereto as Exhibit B.
                                        ---------


     Section 2.3.  Consideration.  In exchange for the Purchased Share, Template
                   -------------
Acquisitions II hereby delivers to the Seller an amount equal to DM 33,524 (approximately $20,785 applying an exchange rate of .62 DM per United States Dollar).


     Section 2.4.  Additional Actions.  If, at any time after Closing, Template
                   ------------------
Acquisitions II shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Acquisitions II its right, title or interest in, to or under any of the rights, properties or assets of Milestone or otherwise carry out this Agreement, the Seller hereby agrees to execute and deliver, in the name and on behalf of Milestone, the Seller or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone, the Seller or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template or otherwise to carry out this Agreement.


                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to Template Acquisitions II as set forth in this Article 3.
                  ---------

     Section 3.1.  Share Split Approval.  The Seller  represents that Milestone
                   --------------------
has approved the split of the share of the nominal amount of DM 27,500 into two portions of DM 27,000 and DM 500 in a declaration, a copy of which is attached hereto as Exhibit C.
          ---------


     Section 3.2.  Title to Purchased Share. The Seller has good and marketable
                   ------------------------
title to the Purchased Share, free and clear of all liens, claims, and encumbrances. The Purchased Share is fully paid, and has not been repaid in full or in part.

     Section 3.3.  Authority Relative to this Agreement.  This Agreement and all
                   ------------------------------------
of the other documents and instruments required hereby have been duly and validly executed and delivered by the Seller and constitute valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except to the extent that the enforcement hereof may be limited by
(a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").
                                     ------------------------


     Section 3.4.  Consents and Approvals; No Violations.
                   -------------------------------------

          (a) No filing or registration with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.


          (b) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by the Seller will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Seller is a party or by which it or any of his properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any of his respective properties or assets.

     Section 3.5.  Brokerage Fees and Commissions.  No broker, finder or
                   ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.


                                   ARTICLE 4
          REPRESENTATIONS AND WARRANTIES OF TEMPLATE ACQUISITIONS II

     Template Acquisitions II hereby represents and warrants to the Seller as set forth in this Article 4.
                  ---------

     Section 4.1.  Organization.  Template Acquisitions II is a limited
                   ------------
liability company (GmbH) in the process of incorporation under the laws of the Federal Republic of Germany.


     Section 4.2.  Authority Relative to this Agreement.  The execution,
                   ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby are within the corporate power of Template Acquisitions II. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Template Acquisitions II, and no other corporate proceedings on the part of Template Acquisitions II are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Template Acquisitions II and constitute or will constitute valid and binding agreements of Template Acquisitions II enforceable against Template Acquisitions II in accordance with their terms, subject to the Enforceability Exception.


     Section 4.3.  Consents and Approvals; No Violations.
                   -------------------------------------


     (a) No filing or registration with, and no permit, authorization, consent or approval of, any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by Template Acquisitions II or for the consummation by Template Acquisitions II of the transactions contemplated by this Agreement.


     (b) Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by Template Acquisitions II will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Acquisitions II; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Acquisitions II is a party or by which Template Acquisitions II or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Acquisitions II or any of its properties or assets except, in the case of subsection (b) and (c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Acquisitions II and that will not prevent or delay the transactions contemplated hereby.


     Section 4.4.  Brokerage Fees and Commissions.  No broker, finder or
                    -----------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Template Acquisitions II.

                                   ARTICLE 5
                      COVENANTS; CONCURRENT DELIVERABLES


     Section 5.1.  Certificate of Transfer.  Contemporaneously with the
                   -----------------------
execution and delivery hereof, the Seller has executed and delivered to Template Acquisitions II the Certificate of Transfer.

     Section 5.2.  Best Efforts.  Subject to the terms and conditions herein
                   ------------
provided and, with respect to Template Acquisitions II and the Seller, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.


                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1.  Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties made herein shall survive the Closing.

     Section 6.2.  Entire Agreement; Assignment. This Agreement (a) constitutes
                   ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise; provided, however, that Template Acquisitions II may assign its rights and
--------  -------
obligations under this Agreement to any direct or indirect affiliate or subsidiary of Template Acquisitions II.

     Section 6.3.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

          if to Template Acquisitions II:

               c/o Template Software, Inc.
               45365 Vintage Park Plaza
               Dulles, Virginia  20166
               Telecopier:  (703) 318-8325
               Attention:   Mr. E. Linwood Pearce
                            Chief Executive Officer
          with a copy to:

               Hunton & Williams
               1751 Pinnacle Drive, Suite 1700
               McLean, Virginia  22102
               Telecopier:  (703) 714-7410
               Attention:   Joseph W. Conroy, Esquire

          if to the Seller:

               Mr. Klaus-Dieter Jansen
               Rosenweg 3
               5222 Stolberg, Germany

or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 6.4.  Governing Law; Arbitration.  This Agreement and the
                   --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia, USA. All disputes between the parties shall be resolved pursuant to the Arbitration Agreement.

     Section 6.5.  Descriptive Headings.  The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 6.6.  Parties of Interest.  This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 6.7.  Specific Performance.  The parties hereto agree that
                   --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 6.8.  Severability.  If any term or other provision of this
                   ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 6.9.  Expenses.  Each party shall bear the burden of its own
                   --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. Notarial fees shall be borne by Template Acquisitions II.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the day and year first above written.


                              TEMPLATE ACQUISITIONS II
                              ------------------------

                              TEMPLATE SOFTWARE
                              GESCHAFTSFUHRUNGS GmbH


                              By:   /s/ E. Linwood Pearce
                                 ------------------------------
                                    E. Linwood Pearce
                                    Managing Director

                              SELLER
                              ------



                                    /s/ Klaus-Dieter Jansen
                              ---------------------------------
                              Klaus-Dieter Jansen

                                   EXHIBITS
                                   --------

Exhibit A -  Arbitration Agreement
Exhibit B -  Certificate of Transfer
Exhibit C -  Share Split Approval

                            SHARE PURCHASE AGREEMENT

                                 BY AND BETWEEN

                         TEMPLATE SOFTWARE HOLDING GmbH

                                      AND

                             HEINZ-DIETER DIETRICH

                            RELATING TO THE PURCHASE

                                       OF

                     MILESTONE SOFTWARE G.m.b.H. (Austria)


                           Dated as of June 27, 1997

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE AGREEMENT, dated as of the 27th day of June, 1997, is entered into by and between DRITTE ALPHA ASSET MANAGEMENT GmbH, (in the process of being renamed to TEMPLATE SOFTWARE HOLDING GmbH), a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754, ("Template Acquisitions I"), a
                                             -----------------------
subsidiary of TEMPLATE SOFTWARE, INC., a Virginia corporation ("Template") and
                                                                --------
HEINZ-DIETER DIETRICH (the "Seller"), a shareholder of MILESTONE SOFTWARE
                            ------
G.m.b.H., a corporation organized under the laws of the Republic of Austria

("Milestone-AU").
  ------------


                                    RECITALS
                                    --------

     A. Template Acquisitions I and its wholly-owned subsidiary Template Software Gescheftsfehrungs GmbH i. Gr have entered into certain Share Purchase Agreements and an Indemnification and Escrow Agreement and will enter into a Registration Rights Agreement and an Arbitration Agreement, each dated as of the date hereof, pursuant to which they have purchased all of the equity interests of milestone software GmbH, a German limited liability company registered in the Commercial Register of the Local Court of Neuss, Germany, under Registration No. HRB 5476 (Notarial Deed Nos. 1355, 1356, 1357, 1358 and 1359/ 1997 of the undersigned Notary).

     B. The Seller owns one share in the nominal amount of ATS 25,000, representing five percent of the equity interest in Milestone-AU (the

"Milestone-AU Share").
 ------------------

     C.   In exchange for 54,000 shares of Template common stock (the "Exchange
                                                                       --------
Shares"), Template Acquisitions I wishes to acquire the Milestone-AU Share held
------
by the Seller and the Seller has agreed to sell such share to Template Acquisitions I. Furthermore, Template Acquisitions I intends to purchase a share of Milestone-AU from Klaus-Dieter Jansen.

     D. The parties intend for the acquisition of the Seller's Milestone-AU Share by Template Acquisitions I to be effected upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1


                                  DEFINITIONS

     Section 1.1. "Acquisition" shall mean the purchase of the Milestone-AU
                   -----------
Share held by the Seller as contemplated by this Agreement.


     Section 1.2. "Agreement" shall mean this Share Purchase Agreement together
                   ---------
with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.


     Section 1.3. "Arbitration Agreement" shall mean the Arbitration Agreement
                   ---------------------
of even date herewith to be executed in the form attached hereto as Exhibit A.
                                                                    ---------

     Section 1.4.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreements attached as Exhibit B, pursuant to which the Seller hereby  transfers
                       ---------
the Milestone-AU Share held by the Seller to Template Acquisitions I, in accordance with Section 2.2 hereof.
                -----------


     Section 1.5.  "Closing" shall mean the conference held at 10:00 a.m. local
                    -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template Acquisitions I, in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.


     Section 1.6.  "Closing Date" shall mean June 27, 1997 or such other date as
                    ------------
shall be established by mutual agreement of the parties hereto.


     Section 1.7.  "Exchange Shares" shall have the meaning given such term in
                    ---------------
the Recitals above.


     Section 1.8.  "Knowledge" as to any party hereto shall mean the actual
                    ---------
knowledge of such party (or its officers or directors) after due investigation.


     Section 1.9.  "Material Adverse Effect" shall mean, with respect to any
                    -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.


     Section 1.10.  "Milestone" shall have the meaning given such term in the
                     ---------
Preamble above.

     Section 1.11.  "Milestone-AU Share" shall have the meaning given such term
                     ------------------
in the Recitals above.


     Section 1.12.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.


     Section 1.13.  "Seller" shall have the meaning given such term in the
                     ------
Preamble above.


     Section 1.14.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.


     Section 1.15.  "Template Common Stock" shall mean the common stock, par
                     ---------------------
value $.01 per share, of Template.


                                    ARTICLE 2
                    AGREEMENT FOR PURCHASE AND SALE OF SHARE

     Section 2.1.   Purchase and Sale of The Milestone-AU Share. Pursuant to the
                    -------------------------------------------
terms and conditions of this Agreement, the Seller hereby sells to Template Acquisitions I the Milestone-AU Share. The Milestone-AU Share is sold with all rights and obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0:00 hours.


     Section 2.2.   Certificate of Transfer.  The Seller hereby transfers and
                    -----------------------
assigns the Milestone-AU Share to Template Acquisitions I in accordance with the Certificate of Transfer which is attached hereto as Exhibit B.
                                                    ---------


     Section 2.3.   Consideration.  In exchange for the Milestone-AU Share,
                    -------------
Template Acquisitions I hereby delivers to the Seller a stock certificate representing the Exchange Shares.


     Section 2.4.   Additional Actions.  If, at any time after Closing, Template
                    ------------------
Acquisitions I shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Acquisitions I its right, title or interest in, to or under any of the rights, properties or assets of Milestone-AU or otherwise carry out this Agreement, the Seller hereby agrees to execute and deliver, in the name and on behalf of Milestone-AU, the Seller or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone-AU, the Seller or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template Acquisitions I or otherwise to carry out this Agreement.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to Template Acquisitions I as set forth in this Article 3.
              ---------

     Section 3.1.  Further Obligations.  The Seller is under no obligation, nor
                   -------------------
does he have any liability, to contribute additional capital to Milestone-AU or guarantee any other firm or financial obligation of Milestone-AU.


     Section 3.2.  Title to Milestone-AU Share. The Seller has good and
                   ---------------------------
marketable title to the Milestone-AU Share, free and clear of all liens, claims, and encumbrances. The Milestone-AU Share is fully paid, and neither in full nor in part has it been repaid.


     Section 3.3.  Authority Relative to this Agreement.  This Agreement and all
                   ------------------------------------
of the other documents and instruments required hereby have been duly and validly executed and delivered by the Seller and constitute valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except to the extent that the enforcement hereof may be limited by
(a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").
                                     ------------------------


     Section 3.4.  Consents and Approvals; No Violations.
                   -------------------------------------

          (a) No filing or registration with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.


          (b) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by the Seller will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Seller is a party or by which any of his properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any of his properties or assets.

          (c) The Seller has obtained all requisite consents of third parties to the transactions contemplated by this Agreement. There are no rights of first refusal under Milestone-AU's Articles of Association or any other preemptive or similar rights with respect to Milestone-AU.

     Section 3.5.  Brokerage Fees and Commissions.  No broker, finder or
                   ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.


     Section 3.6.  Purchase for Own Account.  The Exchange Shares to be received
                   ------------------------
by the Seller hereunder will be acquired for investment for the Seller's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same.


     Section 3.7.  Disclosure of Information.  The Seller has received or has
                   -------------------------
had full access to all the information he considers necessary or appropriate to make an informed investment decision with respect to the Exchange Shares. The Seller further has had an opportunity to ask questions and receive answers from Template regarding the terms and conditions of the offering of the Exchange Shares and to obtain additional information (to the extent Template possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Seller or to which the Seller had access.


     Section 3.8  Investment Experience.  The Seller understands that the
                  ---------------------
acquisition of the Exchange Shares involves substantial risk. The Seller has experience as an investor in securities and acknowledges that he is able to fend for himself, can bear the economic risk of his acquisition of the Exchange Shares and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of this acquisition of the Exchange Shares and protecting his own interests in connection with this acquisition.


     Section 3.9.  Restricted Securities.  The Seller understands that the
                   ---------------------
Exchange Shares are characterized as "restricted securities" under the Securities Act of 1933 (the "1933 Act") inasmuch as they are being acquired from
                             --------
Template in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Seller represents that he is familiar with Rule 144 of the rules and regulations promulgated under the 1933 Act ("Rule 144"), as
                                                           --------
presently in effect, and understands such resale limitations imposed thereby and by the 1933 Act. The Seller understands that Template is under no obligation to register any of the securities issued hereunder, except as expressly set forth in the Registration Rights Agreement of even date herewith by and between Template and the Seller.


     Section 3.10.  Further Limitations on Disposition.  Without in any way
                    ----------------------------------
limiting the representations set forth above, the Seller further agrees not to make any disposition of all or any portion of the Exchange Shares unless and until:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or


          (b) (i) the Seller shall have notified Template of the proposed disposition and shall have furnished Template with a statement of the circumstances surrounding the proposed disposition, and (ii) the Seller shall have furnished Template, at the expense of the Seller or his transferee, with an opinion of counsel, reasonably satisfactory to Template, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required by Template: (i) for any transfer of any Exchange Shares in compliance with Rule 144 or Rule 144A; or (ii) for the transfer by gift, will or intestate succession by the Seller to his spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee
               --------
agrees in writing to be subject to the terms of this Section 3.10 to the same
                                                     ------------
extent as if the transferee were the Seller.

     Section 3.11.  Legends.  It is understood that the instruments and
                    -------
certificates evidencing the Exchange Shares will bear the legends set forth below:


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by Template from any certificate or instrument evidencing the Exchange Shares upon delivery to Template of an opinion by counsel, reasonably satisfactory to Template, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Template issued the Exchange Shares.

                                    ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF TEMPLATE ACQUISITIONS I

     Template Acquisitions I hereby represents and warrants to the Seller as set forth in this Article 4.
              ---------

     Section 4.1.  Organization.  Template Acquisitions I is a limited liability
                   ------------
company (GmbH) duly organized and validly existing under the laws of the Federal Republic of Germany, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.


     Section 4.2.  Authority Relative to this Agreement.  The execution,
                   ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby are within the corporate power of Template Acquisitions I. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Template Acquisitions I, and no other corporate proceedings on the part of Template Acquisitions I are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Template Acquisitions I and constitute or will constitute valid and binding agreements of Template Acquisitions I enforceable against Template Acquisitions I in accordance with their terms, subject to the Enforceability Exception.


     Section 4.3.  Consents and Approvals; No Violations.
                   -------------------------------------


     (a) No filing or registration with, and no permit, authorization, consent or approval of, any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by Template Acquisitions I or for the consummation by Template Acquisitions I of the transactions contemplated by this Agreement.


     (b) Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by Template Acquisitions I will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Acquisitions I; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Acquisitions I is a party or by which Template Acquisitions I or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Acquisitions I or any of its properties or assets except, in the case of subsection (b) and (c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Acquisitions I and that will not prevent or delay the transactions contemplated hereby.


     Section 4.4.  Brokerage Fees and Commissions.  No broker, finder or
                    -----------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Template Acquisitions I.

                                    ARTICLE 5
                       COVENANTS; CONCURRENT DELIVERABLES

     Section 5.1.  Certificate of Transfer.  Contemporaneously with the
                   -----------------------
execution and delivery hereof, the Seller has executed and delivered to Template Acquisitions I the Certificate of Transfer.


     Section 5.2.  Stock Certificate.  Contemporaneously with the execution and
                   -----------------
delivery hereof, Template Acquisitions I has caused Template to issue and deliver to the Seller a stock certificate representing the Exchange Shares.


     Section 5.3.  Best Efforts.  Subject to the terms and conditions herein
                   ------------
provided and, with respect to Template Acquisitions I and the Seller, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1.  Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties made herein shall survive the Closing.


     Section 6.2.  Entire Agreement; Assignment. This Agreement (a) constitutes
                   ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise;

provided, however, that Template Acquisitions I may assign its rights and
--------  -------
obligations under this Agreement to any direct or indirect affiliate or subsidiary of Template Acquisitions I.


     Section 6.3.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

          if to Template Acquisitions I:

               c/o Template Software, Inc.
               45365 Vintage Park Plaza
               Dulles, Virginia  20166
               Telecopier:  (703) 318-8325
               Attention:  Mr. E. Linwood Pearce
                           Chief Executive Officer

          with a copy to:

               Hunton & Williams
               1751 Pinnacle Drive, Suite 1700
               McLean, Virginia  22102
               Telecopier:  (703) 714-7410
               Attention:  Joseph W. Conroy, Esquire

          if to the Seller:

               Milestone Software GmbH
               Airport Center
               Flughafenstrasse 52a
               22335 Hamburg, Germany
               Attention: Mr. Heinz-Dieter Dietrich

or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 6.4.  Governing Law; Arbitration.  This Agreement and the
                   --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia, except for matters relating to the corporate existence of Milestone-AU, which shall be governed by Austrian law. All disputes between the parties shall be resolved pursuant to the Arbitration Agreement.


     Section 6.5.  Descriptive Headings.  The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


     Section 6.6.  Parties of Interest.  This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.


     Section 6.7.  Specific Performance.  The parties hereto agree that
                   --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.


     Section 6.8.  Severability.  If any term or other provision of this
                   ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.


     Section 6.9.  Expenses.  Each party shall bear the burden of its own
                   --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. All notarial expenses shall be borne by Template Acquisitions I.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the day and year first above written.


                              TEMPLATE SOFTWARE HOLDING GmbH
                              ------------------------------



                              By:  /s/ E. Linwood Pearce
                                 ----------------------------------------
                                         E. Linwood Pearce
                                         Managing Director

                              SELLER
                              ------



                                          /s/ Heinz-Dieter Dietrich
                                    ------------------------------------------
                                    Heinz-Dieter Dietrich

                           SHARE PURCHASE AGREEMENT

                                BY AND BETWEEN

                        TEMPLATE SOFTWARE HOLDING GmbH

                                      AND

                              KLAUS-DIETER JANSEN

                           RELATING TO THE PURCHASE

                                      OF

                     MILESTONE SOFTWARE G.m.b.H. (Austria)



                           Dated as of June 27, 1997

                           SHARE PURCHASE AGREEMENT
                           ------------------------

     THIS SHARE PURCHASE AGREEMENT, dated as of the 27th day of June, 1997, is entered into by and between DRITTE ALPHA ASSET MANAGEMENT GmbH, (in the process of being renamed to TEMPLATE SOFTWARE HOLDING, GmbH), a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754, ("Template Acquisitions
                                                         ---------------------
I"), a subsidiary of TEMPLATE SOFTWARE, INC., a Virginia corporation
-
("Template") and KLAUS DIETER JANSEN (the "Seller"), a shareholder of MILESTONE
  --------                                 ------
SOFTWARE G.m.b.H., a corporation organized under the laws of the Republic of Austria ("Milestone-AU").
          ------------


                                   RECITALS
                                   --------

     A. Template Acquisitions I and its wholly-owned subsidiary Template Software Gescheftsfehrungs GmbH i. Gr have entered into certain Share Purchase Agreements and an Indemnification and Escrow agreement and will enter into a Registration Rights Agreement and an Arbitration Agreement, each dated as of the date hereof, pursuant to which they have purchased (i) all of the equity interests of milestone software GmbH, a German limited liability company registered in the Commercial Register of the Local Court of Neuss, Germany, under Registration No. HRB 5476 and, (ii) a share of Milestone-AU (Notarial Deed Nos. 1355, 1356, 1357,1358 , 1359 and 1360/ 1997 of the undersigned Notary).

     B. The Seller also owns one share in the nominal amount of ATS 25,000, representing five percent of the equity interest in Milestone-AU (the "Milestone-AU Share").
 ------------------

     C.   In exchange for 36,000 shares of Template common stock (the "Exchange
                                                                       --------
Shares"), Template Acquisitions I wishes to acquire the Milestone-AU Share held
------
by the Seller and the Seller has agreed to sell such share to Template Acquisitions I.

     D. The parties intend for the acquisition of the Seller's Milestone-AU Share by Template Acquisitions I to be effected upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1.  "Acquisition" shall mean the purchase of the Milestone-AU
                    -----------
Share held by the Seller as contemplated by this Agreement.


     Section 1.2.  "Agreement" shall mean this Share Purchase Agreement together
                    ---------
with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.

     Section 1.3.  "Arbitration Agreement" shall mean the Arbitration Agreement
                    ---------------------
of even date herewith to be executed in the form attached hereto as Exhibit A.
                                                                    ---------

     Section 1.4.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreements attached as Exhibit B, pursuant to which the Seller hereby  transfers
                       ---------
the Milestone-AU Share held by the Seller to Template Acquisitions I, in accordance with Section 2.2 hereof.
                -----------

     Section 1.5.  "Closing" shall mean the conference held at 10:00 a.m. local
                    -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template Acquisitions I, in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.

     Section 1.6.  "Closing Date" shall mean June 27, 1997 or such other date as
                    ------------
shall be established by mutual agreement of the parties hereto.

     Section 1.7.  "Exchange Shares" shall have the meaning given such term in
                    ---------------
the Recitals above.

     Section 1.8.  "Knowledge" as to any party hereto shall mean the actual
                    ---------
knowledge of such party (or its officers or directors) after due investigation.

     Section 1.9.  "Material Adverse Effect" shall mean, with respect to any
                    -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.

     Section 1.10.  "Milestone" shall have the meaning given such term in the
                     ---------
Preamble above.

     Section 1.11.  "Milestone-AU Share" shall have the meaning given such term
                     ------------------
in the Recitals above.

     Section 1.12.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.

     Section 1.13.  "Seller" shall have the meaning given such term in the
                     ------
Preamble above.

     Section 1.14.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.

     Section 1.15.  "Template Common Stock" shall mean the common stock, par
                     ---------------------
value $.01 per share, of Template.


                                   ARTICLE 2
                   AGREEMENT FOR PURCHASE AND SALE OF SHARES

     Section 2.1.  Purchase and Sale of The Milestone-AU Share.  Pursuant to the
                   -------------------------------------------
terms and conditions of this Agreement, the Seller hereby sells to Template Acquisitions I the Milestone-AU Share. The Milestone-AU Share is sold with all rights and obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0:00 hours.

     Section 2.2.  Certificate of Transfer.  The Seller hereby transfers and
                   -----------------------
assigns the Milestone-AU Share to Template Acquisitions I in accordance with the Certificate of Transfer which is attached hereto as Exhibit B.
                                                    ---------

     Section 2.3.  Consideration.  In exchange for the Milestone-AU Share
                   -------------
Template Acquisitions I hereby delivers to the Seller a stock certificate representing the Exchange Shares.

     Section 2.4.  Additional Actions.  If, at any time after Closing, Template
                   ------------------
Acquisitions I shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Acquisitions I its right, title or interest in, to or under any of the rights, properties or assets of Milestone-AU or otherwise carry out this Agreement, the Seller hereby agrees to execute and deliver, in the name and on behalf of Milestone-AU, the Seller or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone-AU, the Seller or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template Acquisitions I or otherwise to carry out this Agreement.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to Template Acquisitions I as set forth in this Article 3.
              ---------

     Section 3.1.  Further Obligations.  The Seller is under no obligation, nor
                   -------------------
does he have any liability, to contribute additional capital to Milestone-AU or guarantee any other firm or financial obligation of Milestone-AU.

     Section 3.2.  Title to Milestone-AU Share. The Seller has good and
                   ---------------------------
marketable title to the Milestone-AU Share, free and clear of all liens, claims, and encumbrances. The Milestone-AU Share is fully paid, and neither in full nor in part has it been repaid.

     Section 3.3.  Authority Relative to this Agreement.  This Agreement and all
                   ------------------------------------
of the other documents and instruments required hereby have been duly and validly executed and delivered by the Seller and constitute valid and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except to the extent that the enforcement hereof may be limited by
(a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").
                                     ------------------------

     Section 3.4.  Consents and Approvals; No Violations.
                   -------------------------------------

          (a) No filing or registration with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.

          (b) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by the Seller will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Seller is a party or by which any of his properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any of his properties or assets.

          (c) The Seller has obtained all requisite consents of third parties to the transactions contemplated by this Agreement. There are no rights of first refusal under

Milestone-AU's Articles of Association or any other preemptive or similar rights with respect to Milestone-AU.

     Section 3.5.  Brokerage Fees and Commissions.  No broker, finder or
                   ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

     Section 3.6.  Purchase for Own Account.  The Exchange Shares to be received
                   ------------------------
by the Seller hereunder will be acquired for investment for the Seller's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same.

     Section 3.7.  Disclosure of Information.  The Seller has received or has
                   -------------------------
had full access to all the information he considers necessary or appropriate to make an informed investment decision with respect to the Exchange Shares. The Seller further has had an opportunity to ask questions and receive answers from Template regarding the terms and conditions of the offering of the Exchange Shares and to obtain additional information (to the extent Template possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Seller or to which the Seller had access.

     Section 3.8  Investment Experience.  The Seller understands that the
                  ---------------------
acquisition of the Exchange Shares involves substantial risk. The Seller has experience as an investor in securities and acknowledges that he is able to fend for himself, can bear the economic risk of his acquisition of the Exchange Shares and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of this acquisition of the Exchange Shares and protecting his own interests in connection with this acquisition.

     Section 3.9.  Restricted Securities.  The Seller understands that the
                   ---------------------
Exchange Shares are characterized as "restricted securities" under the Securities Act of 1933 (the "1933 Act") inasmuch as they are being acquired from
                             --------
Template in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Seller represents that he is familiar with Rule 144 of the rules and regulations promulgated under the 1933 Act ("Rule 144"), as
                                                           --------
presently in effect, and understands such resale limitations imposed thereby and by the 1933 Act. The Seller understands that Template is under no obligation to register any of the securities issued hereunder, except as expressly set forth in the Registration Rights Agreement of even date herewith by and between Template and the Seller.

     Section 3.10.  Further Limitations on Disposition.  Without in any way
                    ----------------------------------
limiting the representations set forth above, the Seller further agrees not to make any disposition of all or any portion of the Exchange Shares unless and until:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) the Seller shall have notified Template of the proposed disposition and shall have furnished Template with a statement of the circumstances surrounding the proposed disposition, and (ii) the Seller shall have furnished Template, at the expense of the Seller or his transferee, with an opinion of counsel, reasonably satisfactory to Template, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required by Template: (i) for any transfer of any Exchange Shares in compliance with Rule 144 or Rule 144A; or (ii) for the transfer by gift, will or intestate succession by the Seller to his spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee
               --------
agrees in writing to be subject to the terms of this Section 3.10 to the same
                                                     ------------
extent as if the transferee were the Seller.

     Section 3.11.  Legends.  It is understood that the instruments and
                    -------
certificates evidencing the Exchange Shares will bear the legends set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by Template from any certificate or instrument evidencing the Exchange Shares upon delivery to Template of an opinion by counsel, reasonably satisfactory to Template, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Template issued the Exchange Shares.



                                   ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF TEMPLATE ACQUISITIONS I

     Template Acquisitions I hereby represents and warrants to the Seller as set forth in this Article 4.
              ---------

     Section 4.1.  Organization.  Template Acquisitions I is a limited liability
                   ------------
company (GmbH) duly organized and validly existing under the laws of the Federal Republic of Germany, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     Section 4.2.  Authority Relative to this Agreement.  The execution,
                   ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby are within the corporate power of Template Acquisitions I. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Template Acquisitions I, and no other corporate proceedings on the part of Template Acquisitions I are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Template Acquisitions I and constitute or will constitute valid and binding agreements of Template Acquisitions I enforceable against Template Acquisitions I in accordance with their terms, subject to the Enforceability Exception.

     Section 4.3.  Consents and Approvals; No Violations.
                   -------------------------------------

     (a) No filing or registration with, and no permit, authorization, consent or approval of, any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by Template Acquisitions I or for the consummation by Template Acquisitions I of the transactions contemplated by this Agreement.

     (b) Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by Template Acquisitions I will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Acquisitions I; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Acquisitions I is a party or by which Template Acquisitions I or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Acquisitions I or any of its properties or assets except, in the case of subsection (b) and (c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Acquisitions I and that will not prevent or delay the transactions contemplated hereby.

     Section 4.4.  Brokerage Fees and Commissions.  No broker, finder or
                   ------------------------------
investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Template Acquisitions I.

                                   ARTICLE 5
                      COVENANTS; CONCURRENT DELIVERABLES

     Section 5.1.  Certificate of Transfer.  Contemporaneously with the
                   -----------------------
execution and delivery hereof, the Seller has executed and delivered to Template Acquisitions I the Certificate of Transfer.

     Section 5.2.  Stock Certificate.  Contemporaneously with the execution and
                   -----------------
delivery hereof, Template Acquisitions I has caused Template to issue and deliver to the Seller a stock certificate representing the Exchange Shares.

     Section 5.3.  Best Efforts.  Subject to the terms and conditions herein
                   ------------
provided and, with respect to Template Acquisitions I and the Seller, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1.  Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties made herein shall survive the Closing.

     Section 6.2.  Entire Agreement; Assignment. This Agreement (a) constitutes
                   ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise; provided, however, that Template Acquisitions I may assign its rights and
--------  -------
obligations under this Agreement to any direct or indirect affiliate or subsidiary of Template Acquisitions I.

     Section 6.3.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

          if to Template Acquisitions I:

               c/o Template Software, Inc.
               45365 Vintage Park Plaza
               Dulles, Virginia  20166
               Telecopier:  (703) 318-8325
               Attention:   Mr. E. Linwood Pearce
                            Chief Executive Officer

          with a copy to:

               Hunton & Williams
               1751 Pinnacle Drive, Suite 1700
               McLean, Virginia  22102
               Telecopier:  (703) 714-7410
               Attention:   Joseph W. Conroy, Esquire

          if to the Seller:

               Milestone Software GmbH
               Airport Center
               Flughafenstrasse 52a
               22335 Hamburg, Germany
               Attention: Mr. Klaus-Dieter Jansen

or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 6.4.  Governing Law; Arbitration. This Agreement and the
                   --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia, except for matters relating to the corporate existence of Milestone-AU, which shall be governed by Austrian law. All disputes between the parties shall be resolved pursuant to the Arbitration Agreement.

     Section 6.5.  Descriptive Headings.  The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 6.6.  Parties of Interest.  This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 6.7.  Specific Performance.  The parties hereto agree that
                   --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 6.8.  Severability.  If any term or other provision of this
                   ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 6.9.  Expenses.  Each party shall bear the burden of its own
                   --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. All notarial expenses shall be borne by Template Acquisitions I.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its duly authorized officer, all as of the day and year first above written.

                                             TEMPLATE SOFTWARE HOLDING GmbH
                                             ------------------------------



                                             By:   /S/ E. Linwood Pearce
                                                ---------------------------
                                                   E. Linwood Pearce
                                                   Managing Director

                                             SELLER
                                             ------



                                                   /S/ Klaus-Dieter Jansen
                                             ------------------------------
                                             Klaus-Dieter Jansen